EXECUTION COPY

                           WINSTAR EQUIPMENT II CORP.,
                                    as Issuer


                          WINSTAR COMMUNICATIONS, INC.,
                                  as Guarantor

                                       and


                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   as Trustee

                             ----------------------

                    Guaranteed Senior Secured Notes Indenture

                           Dated as of August 1, 1997

                             ----------------------


                12 1/2% Guaranteed Senior Secured Notes Due 2004

                              CROSS-REFERENCE TABLE


TIA Sections                                                Indenture Sections

310(a)(1).......................................................   7.10
   (a)(2).......................................................   7.10
   (b)..........................................................   7.08
313(c)..........................................................   7.06; 12.02
314(a)..........................................................   4.20; 12.02
   (a)(4).......................................................   4.19; 12.02
   (c)(1).......................................................  12.03
   (c)(2).......................................................  12.03
   (e)..........................................................  12.04
315(b)..........................................................   7.05; 12.02
316(a)(1)(A)....................................................   6.05
   (a)(1)(B)....................................................   6.04
   (b)..........................................................   6.07
317(a)(1).......................................................   6.08
   (a)(2).......................................................   6.09
318(a)..........................................................  12.01
   (c)..........................................................  12.01



----------------

Note: The Cross-Reference Table shall not for any purpose be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                               Page
RECITALS OF THE COMPANY...........................................................................................1

                                                    ARTICLE ONE
                                    DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01            Definitions...............................................................................1
                        -----------
SECTION 1.02.           Incorporation by Reference of Trust Indenture Act........................................16
                        -------------------------------------------------
SECTION 1.03.           Rules of Construction....................................................................16
                        ---------------------
SECTION 1.04.           Designation of the Securities............................................................17
                        -----------------------------

                                                    ARTICLE TWO
                                                  THE SECURITIES

SECTION 2.01.           Form and Dating..........................................................................17
                        ---------------
SECTION 2.02.           Execution and Authentication.............................................................17
                        ----------------------------
SECTION 2.03.           Registrar and Paying Agent...............................................................18
                        --------------------------
SECTION 2.04.           Paying Agent To Hold Money in Trust......................................................18
                        -----------------------------------
SECTION 2.05.           Securityholder Lists.....................................................................18
                        --------------------
SECTION 2.06.           Transfer and Exchange....................................................................18
                        ---------------------
SECTION 2.07.           Replacement Securities...................................................................19
                        ----------------------
SECTION 2.08.           Outstanding Securities...................................................................19
                        ----------------------
SECTION 2.09.           Temporary Securities.....................................................................20
                        --------------------
SECTION 2.10.           Cancellation.............................................................................20
                        ------------
SECTION 2.11.           Defaulted Interest.......................................................................20
                        ------------------
SECTION 2.12.           CUSIP Numbers ...........................................................................20
                        -------------

                                                   ARTICLE THREE
                                                    REDEMPTION

SECTION 3.01.           Right of Optional Redemption.............................................................21
                        ----------------------------
SECTION 3.02            Mandatory Redemption.....................................................................21
                        --------------------
SECTION 3.03.           Notices to Trustee.......................................................................21
                        ------------------
SECTION 3.04.           Selection of Securities To Be Redeemed...................................................21
                        --------------------------------------
SECTION 3.05.           Notice of Redemption.....................................................................22
                        --------------------
SECTION 3.06.           Effect of Notice of Redemption...........................................................23
                        ------------------------------
SECTION 3.07.           Deposit of Redemption Price..............................................................23
                        ---------------------------
SECTION 3.08.           Payment of Securities Called for Redemption..............................................23
                        -------------------------------------------


SECTION 3.09.           Securities Redeemed in Part..............................................................23
                        ---------------------------

----------------

Note: The Table of Contents shall not for any purpose be deemed to be a part of the Indenture.


                                                   ARTICLE FOUR
                                                     COVENANTS

SECTION 4.01.           Payment of Securities....................................................................23
                        ---------------------
SECTION 4.02.           Maintenance of Office or Agency..........................................................24
                        -------------------------------
SECTION 4.03.           Limitation on Indebtedness...............................................................24
                        --------------------------
SECTION 4.04.           Limitation on Restricted Payments........................................................26
                        ---------------------------------
SECTION 4.05.           Limitation on Dividend and Other Payment Restrictions Affecting
                          Restricted Subsidiaries................................................................28
SECTION 4.06.           Limitation on the Issuance of Capital Stock of Restricted Subsidiaries...................30
                        ----------------------------------------------------------------------
SECTION 4.07.           Limitation on Issuances of Guarantees by Restricted Subsidiaries ........................30
                        -----------------------------------------------------------------
SECTION 4.08.           Limitation on Transactions with Shareholders and Affiliates..............................30
                        -----------------------------------------------------------
SECTION 4.09.           Limitation on Liens......................................................................31
                        -------------------
SECTION 4.10.           Limitation on Sale-Leaseback Transactions................................................32
                        -----------------------------------------
SECTION 4.11.           Limitation on Asset Sales................................................................32
                        -------------------------
SECTION 4.12.           Repurchase of Securities upon a Change of Control........................................33
                        -------------------------------------------------
SECTION 4.13.           Existence................................................................................34
                        ---------
SECTION 4.14.           Payment of Taxes and Other Claims........................................................34
                        ---------------------------------
SECTION 4.15.           Maintenance of Properties and Insurance..................................................34
                        ---------------------------------------
SECTION 4.16.           Notice of Defaults.......................................................................35
                        ------------------
SECTION 4.17.           Compliance Certificates..................................................................35
                        -----------------------
SECTION 4.18.           SEC Reports and Reports to Holders.......................................................35
                        ----------------------------------
SECTION 4.19.           Waiver of Stay, Extension or Usury Laws..................................................43
                        ---------------------------------------
SECTION 4.20.           Limitation on the Company's Business Activities .........................................36
                        -----------------------------------------------
SECTION 4.21.           Use of Proceeds .........................................................................36
                        ---------------
SECTION 4.22.           Purchase Money Security Interests .......................................................36
                        ---------------------------------
SECTION 4.23.           Impairment of Security Interest .........................................................36
                        -------------------------------
SECTION 4.24.           Ownership of the Company ................................................................37
                        ------------------------

                                                   ARTICLE FIVE
                                               SUCCESSOR CORPORATION

SECTION 5.01.           When WCI or the Company May Merge, Etc...................................................37
                        ---------------------------------------
SECTION 5.02.           Successor Substituted....................................................................38
                        ---------------------

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


                                       iii
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

                                                                                                               Page


                                                    ARTICLE SIX
                                               DEFAULT AND REMEDIES

SECTION 6.01.           Events of Default........................................................................38
                        -----------------
SECTION 6.02.           Acceleration.............................................................................39
                        ------------
SECTION 6.03.           Other Remedies...........................................................................40
                        --------------
SECTION 6.04.           Waiver of Past Defaults..................................................................40
                        -----------------------
SECTION 6.05.           Control by Majority......................................................................40
                        -------------------
SECTION 6.06.           Limitation on Suits......................................................................41
                        -------------------
SECTION 6.07.           Rights of Holders to Receive Payment.....................................................41
                        ------------------------------------
SECTION 6.08.           Collection Suit by Trustee...............................................................41
                        --------------------------
SECTION 6.09.           Trustee May File Proofs of Claim.........................................................42
                        --------------------------------
SECTION 6.10.           Priorities...............................................................................42
                        ----------
SECTION 6.11.           Undertaking for Costs....................................................................42
                        ---------------------
SECTION 6.12.           Restoration of Rights and Remedies.......................................................42
                        ----------------------------------
SECTION 6.13.           Rights and Remedies Cumulative...........................................................43
                        ------------------------------
SECTION 6.14.           Delay or Omission Not Waiver.............................................................43
                        ----------------------------

                                                   ARTICLE SEVEN
                                                      TRUSTEE

SECTION 7.01.           General..................................................................................43
                        -------
SECTION 7.02.           Certain Rights of Trustee................................................................43
                        -------------------------
SECTION 7.03.           Individual Rights of Trustee.............................................................44
                        ----------------------------
SECTION 7.04.           Trustee's Disclaimer.....................................................................44
                        --------------------
SECTION 7.05.           Notice of Default........................................................................44
                        -----------------
SECTION 7.06.           Reports by Trustee to Holders............................................................45
                        -----------------------------
SECTION 7.07.           Compensation and Indemnity...............................................................45
                        --------------------------
SECTION 7.08.           Replacement of Trustee...................................................................45
                        ----------------------
SECTION 7.09.           Successor Trustee by Merger, Etc.........................................................46
                        ---------------------------------
SECTION 7.10.           Eligibility..............................................................................46
                        -----------
SECTION 7.11.           Money Held in Trust......................................................................46
                        -------------------
SECTION 7.12.           Withholding Taxes........................................................................46
                        -----------------

                                                   ARTICLE EIGHT
                                              DISCHARGE OF INDENTURE

SECTION 8.01.           Termination of Company's Obligations.....................................................47
                        ------------------------------------
SECTION 8.02.           Defeasance and Discharge of Indenture....................................................47
                        -------------------------------------
SECTION 8.03.           Defeasance of Certain Obligations........................................................49
                        ---------------------------------
SECTION 8.04.           Application of Trust Money...............................................................51
                        --------------------------
SECTION 8.05.           Repayment to Company.....................................................................51
                        --------------------

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


                                       iv

                                                                                                               Page
SECTION 8.06.           Reinstatement............................................................................51
                        -------------
SECTION 8.07.           Insiders.................................................................................51
                        --------

                                                   ARTICLE NINE
                                        AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.           Without Consent of Holders...............................................................52
                        --------------------------
SECTION 9.02.           With Consent of Holders..................................................................52
                        -----------------------
SECTION 9.03.           Revocation and Effect of Consent.........................................................53
                        --------------------------------
SECTION 9.04.           Notation on or Exchange of Securities....................................................53
                        -------------------------------------
SECTION 9.05.           Trustee to Sign Amendments, Etc..........................................................54
                        -------------------------------
SECTION 9.06.           Conformity with Trust Indenture Act......................................................54
                        -----------------------------------

                                                    ARTICLE TEN
                                             EQUIPMENT NOTE GUARANTEE

SECTION 10.01.          Guarantee................................................................................54
                        ---------
SECTION 10.02.          Successors and Assigns...................................................................55
                        ----------------------
SECTION 10.03.          No Waiver............................................................................... 56
                        ---------
SECTION 10.04.          Modification.............................................................................56
                        ------------

                                                  ARTICLE ELEVEN
                                                SECURITY DOCUMENTS

SECTION 11.01.          Collateral and Security Documents........................................................56
                        ---------------------------------
SECTION 11.02.          Release of Collateral....................................................................56
                        ---------------------
SECTION 11.03.          Certificates and Opinions................................................................57
                        -------------------------

                                                  ARTICLE TWELVE
                                                   MISCELLANEOUS

SECTION 12.01.          Trust Indenture Act of 1939..............................................................57
                        ---------------------------
SECTION 12.02.          Notices..................................................................................57
                        -------
SECTION 12.03.          Certificate and Opinion as to Conditions Precedent.......................................58
                        --------------------------------------------------
SECTION 12.04.          Statements Required in Certificate or Opinion............................................59
                        ---------------------------------------------
SECTION 12.05.          Rules by Trustee, Paying Agent or Registrar..............................................59
                        -------------------------------------------
SECTION 12.06.          Payment Date Other Than a Business Day...................................................59
                        --------------------------------------
SECTION 12.07.          Governing Law............................................................................59
                        -------------
SECTION 12.08.          No Adverse Interpretation of Other Agreements............................................59
                        ---------------------------------------------
SECTION 12.09.          No Recourse Against Others...............................................................60
                        --------------------------
SECTION 12.10.          Successors...............................................................................60
                        ----------
SECTION 12.11.          Duplicate Originals......................................................................60
                        -------------------


                                        v

                                                                                                               Page
SECTION 12.12.          Separability.............................................................................60
                        ------------
SECTION 12.13.          Table of Contents, Headings, Etc.........................................................60
                        ---------------------------------


EXHIBIT A          Form of Security............................................................................ A-1

Rule 144A/Regulation S Appendix .............................................................................. AP-1


                           INDENTURE,  dated as of August 1, 1997, among WINSTAR
                  EQUIPMENT II CORP., a Delaware corporation, as issuer (the "Company"), WINSTAR COMMUNICATIONS, INC., a Delaware corporation, as guarantor (the "Guarantor" or "WCI"), and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 12 1/2% Guaranteed Senior Secured Notes Due 2004 (the "Initial Securities") and, if and when issued pursuant to a registered exchange for Initial Securities, the Company's 12 1/2% Guaranteed Senior Secured Notes Due 2004 (the "Exchange Securities") and, if and when issued pursuant to a private exchange for Initial Securities, the Company's 12 1/2% Guaranteed Senior Secured Notes Due 2004 (the "Private Exchange Securities", together with the Exchange Securities and the Initial Securities, the "Securities"):


                                   ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.01. Definitions.

                  "Adjusted Consolidated Net Income" means, for any period, the aggregate net income (or loss) of WCI and its Restricted Subsidiaries for such period determined in conformity with GAAP; provided, however, that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication): (i) the net income of any Person (other than net income attributable to a Restricted Subsidiary) in which any Person (other than WCI or any of its Restricted Subsidiaries) has a joint interest and the net income of any Unrestricted Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to WCI or any of its Restricted Subsidiaries by such other Person, including, without limitation, an Unrestricted Subsidiary during such period; (ii) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (C) of the first paragraph of Section 4.04 (and, in such case, except to the extent includable pursuant to clause (i) above), the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with WCI or any of its Restricted Subsidiaries or all or substantially all of the property and assets of such Person are acquired by WCI or any of its Restricted Subsidiaries; (iii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary; (iv) any gains or losses (on an after-tax basis) attributable to Asset Sales; (v) except for purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (C) of the first paragraph of Section 4.04, any amount paid as, or accrued for, cash dividends on Preferred Stock of WCI or any Restricted Subsidiary owned by Persons other than WCI and any of its Restricted Subsidiaries; and (vi) all extraordinary gains and extraordinary losses.

                  "Adjusted Consolidated Net Tangible Assets" means the total amount of assets of WCI and its Restricted Subsidiaries (less applicable depreciation, amortization and other valuation reserves), except to the extent resulting from write-ups of capital assets (excluding write-ups in connection with accounting for acquisitions in conformity with GAAP), after deducting therefrom (i) all current liabilities of WCI and its Restricted Subsidiaries (excluding intercompany items) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles (other than licenses issued by the FCC), all as set forth on the quarterly or annual consolidated balance sheet of WCI and its Restricted Subsidiaries, prepared in conformity with GAAP and most recently filed with the SEC pursuant to Section 4.18; provided, however, that the value of any licenses issued by the FCC shall, in the event of an auction for similar licenses, be equal to the fair market value ascribed thereto in good faith by the Board of Directors and evidenced by a Board Resolution. As used in this Indenture, references to financial statements of WCI and its Restricted Subsidiaries shall be adjusted to exclude Unrestricted Subsidiaries if the context requires.

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                    "Agent" means any  Registrar,  Paying Agent,  authenticating agent or co-Registrar.

                  "Asset Acquisition" means (i) an investment by WCI or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of WCI or shall be merged into or consolidated with WCI or any of its Restricted Subsidiaries or (ii) an acquisition by WCI or any of its Restricted Subsidiaries of the property and assets of any Person other than WCI or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person.

                  "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transactions) in one transaction or a series of related transactions by WCI or any of its Restricted Subsidiaries to any Person other than WCI or any of its Restricted Subsidiaries of (i) all or any of the Capital Stock of any Restricted Subsidiary, (ii) all or substantially all of the property and assets of an operating unit or business of WCI or any of its Restricted Subsidiaries or (iii) any other property or assets of WCI or any of its Restricted Subsidiaries outside the ordinary course of business of WCI or such Restricted Subsidiary and, in each case, that is not governed by the provisions of Article Five; provided, however, that the following shall not be included within the meaning of "Asset Sale": (A) sales or other dispositions of inventory, receivables and other current assets; (B) sales or other dispositions of equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of WCI or its Restricted Subsidiaries and (C) a substantially simultaneous exchange of, or a sale or disposition (other than 85% or more for cash or cash equivalents) by WCI or any of its Restricted Subsidiaries of, licenses issued by the FCC or applications or bids therefor; provided, however, that the consideration received by WCI or any such Restricted Subsidiary in connection with such exchange, sale or disposition shall be equal to the fair market value of licenses so exchanged, sold or disposed of, as determined by the Board of Directors; and (D) except for purposes of the definition of "Indebtedness to EBITDA Ratio", any sale or other disposition of securities of an Unrestricted Subsidiary. Notwithstanding anything to the contrary in this definition, any sale, transfer or other disposition (other than a lease in the ordinary course of business but including the receipt of insurance proceeds in respect of Collateral) of any Collateral shall be deemed to be an Asset Sale of such Collateral.

                  "Average Life" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date of determination to the dates of each successive scheduled principal payment of such debt security and
(b) the amount of such principal payment by (ii) the sum of all such principal payments.

                  "Board of Directors" means the Board of Directors of the Company or WCI, as the context requires, or any committee of such Board of Directors duly authorized to act with respect to this Indenture.

                  "Board Resolution" means a copy of a resolution, certified by the Secretary or Assistant Secretary of the Company or WCI, as the context requires, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, or in the city of the Corporate Trust Office of the Trustee, are authorized by law to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all Common Stock and Preferred Stock.

                  "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; and "Capitalized Lease Obligations" means the discounted present value of the rental obligations under such lease.

                  "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Permitted Investor, becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Stock representing more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis or (ii) individuals who on the Closing Date constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office.

                  "Closing Date" means March 18, 1997.

                  "Collateral" means (i) all Designated Equipment acquired by the Company pursuant to Section 4.21 hereof; (ii) the proceeds of any sale or other disposition of such Designated Equipment (including any insurance proceeds from the loss or destruction of such Designated Equipment); and (iii) any additional Designated Equipment acquired by the Company with the proceeds of any such sale or other disposition of Designated Equipment.

                  "Collateral Agent" means the collateral agent under the Security Agreement, who initially will be United States Trust Company of New York.

                  "Common Stock" means. with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such common stock.

                  "Company" means the party named as such in the first paragraph of the recitals hereof until a successor replaces it pursuant to Article Five of this Indenture and thereafter means the successor.

                  "Company Order" means a written request or order signed in the name of WCI or the Company, as the case may be, (i) by its Chairman, a Vice Chairman, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

                  "Consolidated EBITDA" means, for any period, the sum of the amounts for such period of (i) Adjusted Consolidated Net Income, (ii) Consolidated Interest Expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, (iii) income taxes, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and nonrecurring gains or losses or sales of assets), (iv) depreciation expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, (v) amortization expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, and (vi) all other noncash items reducing Adjusted Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), less all noncash items increasing Adjusted Consolidated Net Income, all as determined on a consolidated basis for WCI and its Restricted Subsidiaries in conformity with GAAP; provided, however, that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of the Adjusted Consolidated Net Income attributable to such Restricted Subsidiary multiplied by (B) the quotient of (1) the number of shares of outstanding Common Stock of such Restricted Subsidiary not owned on the last day of such period by WCI or any of its Restricted Subsidiaries divided by (2) the total number of shares of outstanding Common Stock of such Restricted Subsidiary on the last day of such period.

                  "Consolidated Indebtedness" means the aggregate amount of Indebtedness of WCI and its Restricted Subsidiaries on a consolidated basis.

                  "Consolidated Interest Expense" means, for any period, the aggregate amount of interest in respect of Indebtedness (including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and Indebtedness that is Guaranteed or secured by WCI or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by WCI and its Restricted Subsidiaries during such period; excluding, however, (i) any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof) and (ii) any premiums, fees and expenses (and any amortization thereof) payable in connection with the offering of the Securities and the offering of the March 1997 Notes, all as determined on a consolidated basis (without taking into account Unrestricted Subsidiaries) in conformity with GAAP.

                  "Consolidated Net Worth" means, at any date of determination, stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of WCI and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation, and which shall not take into account Unrestricted Subsidiaries), less any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of WCI or any of its Restricted Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  "Convertible   Notes"   means  the  14%   Convertible   Senior
Subordinated Discount Notes due 2005 of WCI.

                  "Convertible Notes Indenture" means the Indenture dated as of October 23, 1995, between the Company and United States Trust Company of New York pursuant to which the Convertible Notes were issued.

                  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 114 West 47th Street, New York, New York 10036- 1532.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect WCI or any of its Restricted Subsidiaries against fluctuations in currency values to or under which WCI or any of its Restricted Subsidiaries is a party or a beneficiary on the date of this Indenture or becomes a party or a beneficiary thereafter.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" shall mean The Depository Trust Company, its nominees, and their respective successors.

                  "Designated Equipment" means (i) telecommunications switches and related equipment and inventory; (ii) customer premise equipment; (iii) radios, antennae and cabling; (iv) office and warehouse furniture, fixtures and equipment (including without limitation, computers and communications equipment); (v) company service vehicles; and (vi) software related to each of the foregoing, in each case used in the telecommunications business of WCI and its Subsidiaries.

                  "Equipment  Note   Guarantee"   means  the  Guarantee  of  the
Securities by the Guarantor pursuant to Article Ten hereof.

                  "Event of Default" has the meaning provided in Section 6.01.

                  "Excess Proceeds" has the meaning provided in Section 4.11.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "fair market value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors (whose determination shall be conclusive) and evidenced by a Board Resolution.

                  "FCC"   means  the  United   States   Federal   Communications
Commission and any state or local telecommunications authority, department, commission or agency (and any successors thereto).

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations contained in this Indenture shall be computed in conformity with GAAP applied on a consistent basis, except that calculations made for purposes of determining compliance with the terms of the covenants set forth in Article Four and Article Five and with other provisions of this Indenture shall be made without giving effect to (i) the amortization of any expenses incurred in connection with the offering of the Securities or the March 1997 Notes and (ii) except as otherwise provided, the amortization of any amounts required or permitted by Accounting Principles Board Opinion Nos. 16 and 17.

                    "Grantor" means the Company, as grantor, under the Security Agreement.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                    "Guaranteed   Indebtedness"  has  the  meaning  provided  in
                    Section 4.07.

                  "Guarantor" means the party named as such in the first paragraph of the recitals hereof until a successor replaces it pursuant to Article Five of this Indenture and thereafter means the successor.

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered on the books of the registrar.

                  "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including, with respect to WCI and its Restricted Subsidiaries, an "Incurrence" of Indebtedness by reason of a Person becoming a Restricted Subsidiary of WCI; provided, however, that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (whether negotiable or non-negotiable), (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except trade payables, (v) all obligations of such Person as lessee under Capitalized Leases,
(vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person and (viii) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations that are included in any of clauses (i) through (viii) above, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided, however, that (A) the amount outstanding at any time of any Indebtedness issued with original issue discount is (1) for purposes of determining the Indebtedness to EBITDA Ratio, the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (2) for all other purposes, the amount determined in clause (1) on the date such Indebtedness is originally Incurred and (B) Indebtedness shall not include any liability for federal, state, local or other taxes.

                  "Indebtedness to EBITDA Ratio" means, as at any date of determination, the ratio of (i) the aggregate amount of Indebtedness of WCI and its Restricted Subsidiaries on a consolidated basis ("Consolidated Indebtedness") as at the date of determination (the "Transaction Date") to (ii) the Consolidated EBITDA of WCI for the then most recent four full fiscal quarters for which reports have been filed pursuant to Section 4.18 (such four full fiscal quarter period being referred to herein as the "Four Quarter Period"); provided, however, that (x) pro forma effect shall be given to any Indebtedness Incurred from the beginning of the Four Quarter Period through the Transaction Date (including any Indebtedness Incurred on the Transaction Date), to the extent outstanding on the Transaction Date, (y) if during the period commencing on the first day of such Four Quarter Period through the Transaction Date (the "Reference Period"), WCI or any of the Restricted Subsidiaries shall have engaged in any Asset Sale, Consolidated EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale and any related retirement of Indebtedness as if such Asset Sale and related retirement of Indebtedness had occurred on the first day of such Reference Period or (z) if during such Reference Period WCI or any of the Restricted Subsidiaries shall have made any Asset Acquisition, Consolidated EBITDA of WCI shall be calculated on a pro forma basis as if such Asset Acquisition and any Incurrence of Indebtedness to finance such Asset Acquisition had taken place on the first day of such Reference Period.

                  "Indenture" means this Indenture as originally  executed or as it may be amended or  supplemented  from time to time by one or more  indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture.

                  "Interest Payment Date" means each semiannual interest payment date on March 15 and September 15 of each year, commencing September 15, 1997.

                  "Interest Rate Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect WCI or any of its Restricted Subsidiaries against fluctuations in interest rates in respect of Indebtedness to or under which WCI or any of its Restricted Subsidiaries is a party or a beneficiary on the date of this Indenture or becomes a party or a beneficiary hereafter; provided, however, that the notional principal amount thereof does not exceed the principal amount of the Indebtedness of WCI and its Restricted Subsidiaries that bears interest at floating rates.

                  "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of WCI or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person and shall include
(i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and
(ii) the fair market value of the Capital Stock held by WCI and the Restricted Subsidiaries of any Person that has ceased to be a Restricted Subsidiary by reason of any transaction permitted by clause (iii) of Section 4.06. For purposes of the definition of "Unrestricted Subsidiary" and Section 4.04, (i) "Investment" shall include the fair market value of the assets (net of liabilities) of any Restricted Subsidiary of WCI at the time that such Restricted Subsidiary of WCI is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of WCI and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

                  "Issue Date" means the date on which the Securities are originally issued under this Indenture.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

                    "March 1997 Equipment Notes" means the 12 1/2% Guaranteed Senior Secured Notes Due 2004 of WinStar Equipment Corp.

                    "March 1997 Notes" means the March 1997 Senior Notes and the
               March 1997 Equipment Notes.

                    "March 1997 Senior Notes" means the 14 1/2% Senior  Deferred
               Interest Notes Due 2005 of WCI.

                  "Net Cash Proceeds" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to WCI or any Restricted Subsidiary of WCI) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of WCI and its Restricted Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by WCI or any Restricted Subsidiary of WCI as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to WCI or any Restricted Subsidiary of WCI) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable by WCI or any of its subsidiaries as a result thereof.

                  "Offer to Purchase" means an offer to purchase Securities by the Company from the Holders required by Section 4.11 or Section 4.12 which is commenced by mailing a notice to the Trustee and each Holder stating: (i) the covenant pursuant to which the offer is being made and that all Securities validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the Payment Date; (iii) that any Security not tendered will continue to accrue interest pursuant to its terms; (iv) that, unless the Company defaults in the payment of the purchase price, any Security accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date; (v) that Holders electing to have a Security purchased pursuant to the Offer to Purchase will be required to surrender the Security together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side thereof completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date; (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount (and accrued and unpaid interest) to the unpurchased portion thereof; provided, however, that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof. On the Payment Date, the Company shall (i) accept for payment on a pro rata basis any Securities or portions thereof tendered pursuant to an Offer to Purchase; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of the Securities so accepted for payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided, however, that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Securities pursuant to an Offer to Purchase.

                  "Officer" means, with respect to WCI or the Company, as the context requires, (i) the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, and (ii) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.

                  "Officers' Certificate" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof; provided, however, that any such certificate may be signed by any two of the Officers listed in clause (i) of the definition thereof in lieu of being signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in TIA Section 314(e).

                  "Old Senior Notes" means the 14% Senior Discount Notes due 2005 of WCI.

                  "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company. Each such Opinion of Counsel shall include the statements provided for in TIA Section 314(e).

                  "Paying Agent" has the meaning provided in Section 2.03, except that, for the purposes of Article Eight, the Paying Agent shall not be the Company or a Subsidiary of the Company or an Affiliate of any of them. The term "Paying Agent" includes any additional Paying Agent.

                  "Payment Date" means the date of purchase, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date a notice is mailed pursuant to an Offer to Purchase.

                  "Permitted Investment" means (i) an Investment in a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, WCI or a Restricted Subsidiary;
(ii) Temporary Cash Investments; (iii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) loans or advances to employees in a principal amount not to exceed $1,000,000 at any one time outstanding; (v) stock, obligations or securities received in satisfaction of judgments; (vi) Investments, to the extent that the consideration provided by WCI or any of its Restricted Subsidiaries consists solely of Capital Stock (other than Redeemable Stock) of WCI; (vii) notes payable to WCI that are received by WCI as payment of the purchase price for Capital Stock (other than Redeemable Stock) of WCI; and
(viii) acquisitions of a minority equity interest in entities engaged in the telecommunications business; provided, however, that (A) the acquisition of a majority equity interest in such entities is not permitted under U.S. law without FCC consent, (B) WCI or one of its Restricted Subsidiaries has the right to acquire Capital Stock representing a majority of the voting power of the Voting Stock of such entity upon receipt of FCC consent and (C) in the event that such consent has not been obtained within 18 months of funding such Investment, WCI or one of its Restricted Subsidiaries has the right to sell such minority equity interest in the seller thereof for consideration consisting of the consideration originally paid by WCI and its Restricted Subsidiaries for such minority equity interest.

                  "Permitted Investor" means William J. Rouhana, Jr.

                  "Permitted Liens" means (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory or common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money) and a bank's unexercised right of set-off with respect to deposits made in the ordinary course; (v) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of WCI or any of its Restricted Subsidiaries; (vi) Liens (including extensions and renewals thereof) upon real or personal property acquired after the Closing Date; provided, however, that (a) such Lien is created solely for the purpose of securing Indebtedness Incurred in accordance with Section 4.03 either (1) to finance the cost (including the cost of improvement or construction) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost and (c) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item; (vii) leases or subleases granted to others that do not materially interfere with the ordinary course of business of WCI and its Restricted Subsidiaries, taken as a whole; (viii) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of WCI or its Restricted Subsidiaries relating to such property or assets; (ix) any interest or title of a lessor in the property subject to any Capitalized Lease or operating lease; (x) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xi) Liens on property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes a part of, any Restricted Subsidiary; provided, however, that such Liens do not extend to or cover any property or assets of WCI or any Restricted Subsidiary other than the property or assets acquired; (xii) Liens in favor of WCI or any Restricted Subsidiary; (xiii) Liens arising from the rendering of a final judgment or order against WCI or any Restricted Subsidiary of WCI that does not give rise to an Event of Default;
(xiv) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xvi) Liens encumbering customary initial deposits and margin deposits, and other Liens that are either within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing Indebtedness under Interest Rate Agreements and Currency Agreements and forward contracts, options, futures contracts, futures options or similar agreements or arrangements designed to protect WCI or any of its Restricted Subsidiaries from fluctuations in the price of commodities; (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by WCI or any of its Restricted Subsidiaries in the ordinary course of business in accordance with the past practices of WCI and its Restricted Subsidiaries prior to the Closing Date; and (xviii) Liens on or sales of receivables.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the Issue Date, including, without limitation, all series and classes of such preferred or preference stock.

                  "Principal" of a debt security, including the Securities, means the principal amount due on the Stated Maturity as shown on such debt security.

                  "Protected Property" has the meaning provided in Section 4.09.

                  "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Securities, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities (unless the redemption price is, at WCI's option, without conditions precedent, payable solely in Common Stock (other than Redeemable Stock) of WCI) or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Securities; provided, however, that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions of Section 4.11 and Section 4.12 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to WCI's repurchase of such Securities as are required to be repurchased pursuant to the provisions of
Section 4.11 and Section 4.12.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which such Security is to be redeemed pursuant to this Indenture.

                  "Registrar" has the meaning provided in Section 2.03.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

               "Restricted Payments" has the meaning provided in Section 4.04.

                    "Restricted  Subsidiary"  means any  Subsidiary of WCI other than an Unrestricted Subsidiary.

                    "SEC" means the Securities  and Exchange  Commission and any other successor agency.

                  "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Agreement" means the Security Agreement dated as of August 1, 1997, between the Company and United States Trust Company of New York, as collateral agent.

                  "Security Documents" means the Security Agreement and any other agreements, instruments or documents entered into or delivered in connection with any of the foregoing, as such agreements, instruments or documents may from time to time be amended in accordance with the terms hereof and thereof.

                  "Security Register" has the meaning provided in Section 2.03.

                  "Significant Subsidiary" means, at any date of determination, any Restricted Subsidiary of WCI that, together with its Subsidiaries, (i) for the most recent fiscal year of WCI, accounted for more than 10% of the consolidated revenues of WCI and its Restricted Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of WCI and its Restricted Subsidiaries, all as set forth on the most recently available consolidated financial statements of WCI for such fiscal year. Notwithstanding the foregoing, the Company shall be deemed to be a "Significant Subsidiary" for all purposes and at all times under this Indenture.

                  "Stated Maturity" means, (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and
(ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which Voting Stock representing more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                    "Subsidiary  Guarantee" has the meaning  provided in Section
               4.07.

                  "Telecommunications Assets" means any (i) entity or business substantially all the revenues of which are derived from (a) providing transmission of sound, data or video; (b) the sale or provision of phone cards, "800" services, voice mail, switching, enhanced telecommunications services, telephone directory or telephone number information services or telecommunications network intelligence; or (c) any business ancillary or directly related to the businesses referred to in clause (a) or (b) above and
(ii) any assets used primarily to effect such transmission or provide the products or services referred to in clause (a) or (b) above and any directly related or ancillary assets including, without limitation, licenses and applications, bids and agreements to acquire licenses, or other authority to provide transmission services previously granted, or to be granted, by the FCC.

                  "Telecommunications Subsidiary" means (i) WCI Gateway, WinStar Wireless, WinStar Telecommunications, Inc., WinStar Milliwave, Inc., WinStar Locate, Inc., WinStar Wireless Fiber Corp. and, in each case, its successors and
(ii) any other Restricted Subsidiary of WCI that holds more than a de minimis amount of Telecommunications Assets.

                  "Temporary Cash Investment" means any of the following: (i) direct obligations of the United States or any agency thereof or obligations fully and unconditionally guaranteed by the United States or any agency thereof;
(ii) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and has outstanding deposits or debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above; (iv) commercial paper, maturing not more than six months after the date of acquisition, issued by a corporation (other than an Affiliate of WCI) organized and in existence under the laws of the United States, any state thereof or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Group; and (v) securities with maturities of six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

                  "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbb), as in effect on the date this Indenture was executed, except as provided in Section 9.06.

                  "Transaction Date" means, with respect to the Incurrence of any Indebtedness by WCI or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of Article Seven of this Indenture and thereafter means such successor.

                  "United States Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal bankruptcy law.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of WCI that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary of WCI (including any newly acquired or newly formed Subsidiary of
WCI), other than a guarantor of the Securities, to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, WCI or any Restricted Subsidiary; provided, however, that neither WCI nor its Restricted Subsidiaries has any Guarantee of any Indebtedness of such Subsidiary outstanding at the time of such designation and either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under the provisions of Section 4.04. Notwithstanding the foregoing, WinStar New Media Company Inc., Non Fiction Films Inc. and WinStar Global Products, Inc. and their Subsidiaries are Unrestricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of WCI; provided, however, that immediately after giving effect to such designation (x) WCI could Incur $1.00 of additional Indebtedness under the first paragraph of Section 4.03 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions. Anything to the contrary contained in this Indenture notwithstanding, no Telecommunications Subsidiary may be designated an Unrestricted Subsidiary.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of the Securities, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt.

                  "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "WCI" means the party named as such in the first paragraph of the recitals hereof until a successor replaces it pursuant to Article Five of this Indenture and thereafter means the successor.

                    "WCI Gateway" means WinStar  Gateway  Network,  Inc. and its successors.

                  "Wholly Owned" means, with respect to any Subsidiary of any Person, such Subsidiary if all of the outstanding Capital Stock in such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

                  "WinStar Wireless" means WinStar Wireless, Inc.

                   SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities;

                    "indenture   security   holder"   means   a   Holder   or  a
               Securityholder;

                  "indenture to be qualified" means this Indenture;

                    "indenture  trustee" or  "institutional  trustee"  means the
               Trustee; and

                    "obligor" on the indenture  securities  means the Company or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the SEC and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03. Rules of Construction. Unless the context otherwise requires:

                    (i) a term has the meaning assigned to it;

                    (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                    (iii) "or" is not exclusive;

                    (iv) words in the singular include the plural,  and words in the plural include the singular;

                    (v) provisions apply to successive events and transactions;

                    (vi) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                    (vii)  all  references  to  Sections  or  Articles  refer to
               Sections  or  Articles  of  this   Indenture   unless   otherwise
               indicated.

                  SECTION 1.04. Designation of the Securities. The Equipment Note Guarantee shall be Designated Senior Indebtedness (as defined in the Convertible Notes Indenture) for the purposes of the Convertible Notes Indenture.

                                   ARTICLE TWO
                                 THE SECURITIES

                  SECTION  2.01.  Form and  Dating.  Provisions  relating to the
Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto (the "Appendix") which is hereby incorporated in and expressly made part of this
Indenture. The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to the Appendix (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture) which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities, the Private Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture), which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix and Exhibit A are part of the terms of this Indenture.

                    SECTION 2.02. Execution and Authentication. Two Officers shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate and deliver Securities for original issue upon a written order of the Company signed by two Officers. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar or Paying Agent.

                  SECTION 2.03. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

                  The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

                  SECTION 2.04. Paying Agent To Hold Money in Trust. On or prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing on or before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

                    SECTION 2.06. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When Securities are presented to the Registrar or a co-registrar with a request (i) to register a transfer or (ii) to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the transfer, as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met; provided, however, that any Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

                  Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  SECTION 2.07. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate and deliver a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company.

                    SECTION 2.08. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security; provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

   If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date, such Securities (or portions thereof) shall cease to be outstanding and interest on them shall cease to accrue.

                  SECTION 2.09. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate and deliver temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company and the Trustee consider appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

                  SECTION 2.10 Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

                  SECTION 2.11. Defaulted Interest. If and to the extent the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  SECTION 2.12. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE THREE
                                   REDEMPTION

                  SECTION 3.01. Right of Optional Redemption. The Securities may be redeemed at the election of the Company, in whole at any time or in part from time to time on or after March 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's last address as it appears in the Security Register, at the following Redemption Prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date) if redeemed during the 12-month period commencing on March 15 of the years set forth below:

================================================================================
                 Year                                 Redemption Price
--------------------------------------------------------------------------------
        2002                                               106.250%
--------------------------------------------------------------------------------
        2003 and thereafter                                103.125%
================================================================================

                  SECTION 3.02. Mandatory Redemption. In the event that by August 8, 1999, the Company shall not have applied at least $50.0 million to fund the Acquisition Costs (as defined in Section 4.21) of Designated Equipment pursuant to Section 4.21 ($50.0 million less the amount so applied being herein called the "Unused Equipment Amount"), the Company shall redeem Securities in an aggregate principal amount equal to the Unused Equipment Amount at a Redemption Price of 112.5% of such principal amount, plus accrued and unpaid interest thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

                  SECTION 3.03. Notices to Trustee. If the Company elects to redeem Securities pursuant to Section 3.01 hereof or is required to redeem Securities pursuant to Section 3.02 hereof, it shall notify the Trustee in writing of the Redemption Date (which shall occur no later than August 23, 1999, in the case of a mandatory redemption pursuant to Section 3.02), and the principal amount of Securities to be redeemed (which shall be equal to the Unused Equipment Amount in the case of a mandatory redemption pursuant to section 3.02) plus interest accrued and premium due thereon, if any, to the Redemption Date.

                  The  Company  shall  give  each  notice  provided  for in this
Section 3.03 in an Officers' Certificate at least five days before mailing the notice to Holders referred to in Section 3.05.

                  SECTION 3.04. Selection of Securities To Be Redeemed. If less than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no
Securities of $1,000 in principal amount or less shall be redeemed in part; provided further, however, that with respect to Securities to be redeemed pursuant to Section 3.02, the Trustee shall select the Securities to be redeemed on a pro rata basis.

                  The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 in principal amount may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 in principal amount or any integral multiple thereof) of Securities that have denominations larger than $1,000 in principal amount. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company and the Registrar promptly in writing of the Securities or portions of Securities to be called for redemption.

                  SECTION 3.05. Notice of Redemption. With respect to any redemption of Securities pursuant to Section 3.01, at least 30 days but not more than 60 days (or, in the case any redemption of Securities required pursuant to Section 3.02, at least 10 Business Days but not more than 15 Business Days) before a Redemption Date, the Company shall mail a notice of redemption by first class mail to each Holder whose Securities are to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                    (a) the Redemption Date;

                    (b) the Redemption Price;

                    (c) the name and address of the Paying Agent;

                    (d)  that   Securities   called  for   redemption   must  be
               surrendered   to  the  Paying  Agent  in  order  to  collect  the
               Redemption Price;

                    (e) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price plus accrued interest to the Redemption Date upon surrender of the Securities to the Paying Agent;

                    (f) that,  if any  Security is being  redeemed in part,  the portion of the principal amount (equal to $1,000 in principal amount or any integral multiple thereof) of such Security to be redeemed and that, on and after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be reissued;

                    (g) the paragraph of the Securities (i.e.,  either paragraph
               5 or 6) pursuant to which the Securities called for redemption are being redeemed; and

                    (h) that, if any Security contains a CUSIP number as provided in Section 2.12, no representation is being made as to the correctness of the CUSIP number either as printed on the Securities or as contained in the notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities.

                  At the Company's request (which request may be revoked by the Company at any time prior to the time at which the Trustee shall have given such notice to the Holders), made in writing to the Trustee at least five days before mailing the notice to the Holders referred to in Section 3.05, the Trustee shall give such notice of redemption in the name and at the expense of the Company. If, however, the Company gives such notice to the Holders, the Company shall concurrently deliver to the Trustee an Officers' Certificate stating that such notice has been given.

                  SECTION 3.06. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the relevant Redemption Date and at the Redemption Price. Upon surrender of any Securities to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest, if any, to the Redemption Date.

                  Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of Securities held by Holders to whom such notice was properly given.

                  SECTION 3.07. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, shall segregate and hold in trust as provided in Section 2.04) money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation.

                  SECTION 3.08. Payment of Securities Called for Redemption. If notice of redemption has been given in the manner provided above, the Securities or portion of Securities specified in such notice to be redeemed shall become due and payable on the Redemption Date at the Redemption Price stated therein, together with accrued interest to such Redemption Date, and on and after such date (unless the Company shall default in the payment of such Securities at the Redemption Price and accrued interest to the Redemption Date, in which case the principal, until paid, shall bear interest from the Redemption Date at the rate prescribed in the Securities), such Securities shall cease to accrue interest. Upon surrender of any Security for redemption in accordance with a notice of redemption, such Security shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders registered as such at the close of business on the relevant Regular Record Date.

                  SECTION 3.09. Securities Redeemed in Part. Upon surrender of any Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security equal in principal amount to the unredeemed portion of such surrendered Security.


                                  ARTICLE FOUR
                                    COVENANTS

                  SECTION 4.01. Payment of Securities. The Company shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary of the Company, or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment. If the Company or any Subsidiary of the Company or any Affiliate of any of them, acts as Paying Agent, an installment of principal, premium, if any, or interest shall be considered paid on the due date if the entity acting as Paying Agent complies with Section 2.04. As provided in Section 6.09, upon any bankruptcy or reorganization procedure relative to the Company, the Trustee shall serve as the Paying Agent and conversion agent, if any, for the Securities.

                  The Company shall pay interest on overdue principal, premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Securities.

                  SECTION 4.02. Maintenance of Office or Agency. The Company will maintain an office or agency (which may be an office of the Trustee, Registrar or co-registrar or any Affiliate of any of them) where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Corporate Trust Office of the Trustee, located in the Borough of Manhattan, the City of New York, as such office of the Company in accordance with Section 2.03.

                  SECTION 4.03. Limitation on Indebtedness. (a) WCI will not, and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (other than the Securities and Indebtedness existing on the Issue
Date); provided, however, that WCI may Incur Indebtedness if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Indebtedness to EBITDA Ratio would be greater than zero and less than 5:1.

                  Notwithstanding   the   foregoing,   WCI  and  any  Restricted
Subsidiary (except as specified below) may Incur each and all of the following:

                  (i) Indebtedness of WCI outstanding at any time in an aggregate principal amount not to exceed $125,000,000, less any amount of Indebtedness Incurred pursuant to this clause (i) and permanently repaid as provided under Section 4.11;

                  (ii) Indebtedness (A) to WCI evidenced by an unsubordinated promissory note or (B) to any of its Restricted Subsidiaries; provided, however, that any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to WCI or another Restricted Subsidiary) shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this clause (ii);

                  (iii) Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness, other than Indebtedness Incurred under clause (i), (ii),
         (v), (vi) or (viii) of this paragraph, and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, fees and expenses); provided, however, that Indebtedness the proceeds of which are used to refinance or refund the Securities or Indebtedness that is pari passu with, or subordinated in right of payment to, the Equipment Note Guarantee shall only be permitted under this clause (iii) if (A) in case the Securities are refinanced in part or the Indebtedness to be refinanced is pari passu with the Equipment Note Guarantee, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made pari passu with, or subordinate in right of payment to, the Equipment Note Guarantee, (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Equipment Note Guarantee, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made subordinate in right of payment to the Equipment Note Guarantee at least to the extent that the Indebtedness to be refinanced is subordinated to the Equipment Note Guarantee and (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; provided further, however, that in no event may Indebtedness of WCI be refinanced by means of any Indebtedness of any Restricted Subsidiary of WCI pursuant to this clause (iii);

                  (iv) Indebtedness (A) in respect of performance, surety or appeal bonds provided in the ordinary course of business, (B) under Currency Agreements and Interest Rate Agreements; provided, however, that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder; and (C) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of WCI or any of the Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of WCI (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of WCI for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by WCI or any Restricted Subsidiary in connection with such disposition;

                  (v)  Indebtedness  of WCI  not to  exceed,  at  any  one  time outstanding, two times the Net Cash Proceeds received by WCI from and after October 23, 1995, from the issuance and sale of its Capital Stock (other than Redeemable Stock and Preferred Stock that provides for the payment of dividends in cash); provided, however, that such Indebtedness (x) does not mature prior to the Stated Maturity of the Securities and has an Average Life longer than the Securities and (y) is subordinated to the Equipment Note Guarantee at least to the extent that the Convertible Notes are subordinated to Senior Indebtedness (as defined in the Convertible Notes Indenture as in effect on the Closing
         Date);

                  (vi) Indebtedness of any Restricted Subsidiary Incurred pursuant to any credit agreement of such Restricted Subsidiary in effect on the Issue Date (and refinancings thereof), up to the amount of the commitment under such credit agreement on the Issue Date;

                  (vii) Indebtedness to the extent such Indebtedness is secured by Liens which are purchase money or other Liens upon equipment or inventory acquired or held by WCI or any of its Restricted Subsidiaries taken or obtained by (A) the seller or lessor of such equipment or inventory to secure all or a part of the purchase price or lease payments therefor or (B) the person who makes advances or incurs obligations, thereby giving value to WCI to enable it to purchase or acquire rights in such equipment or inventory, to secure the repayment of all or a part of the advances so made or obligations so incurred; provided, however, that such Liens do not extend to or cover any property or assets of WCI or any Restricted Subsidiary other than the equipment or inventory acquired;

                  (viii) Indebtedness of any Restricted Subsidiary not to exceed, at any one time outstanding, 80% of the accounts receivable net of reserves and allowances for doubtful accounts, determined in accordance with GAAP, of such Restricted Subsidiary and its Restricted Subsidiaries (without duplication); provided, however, that such
         Indebtedness is not Guaranteed by WCI or any of its Restricted Subsidiaries; and

                (ix) Indebtedness of WCI, to the extent the proceeds thereof are immediately used to purchase Convertible Notes, Old Senior Notes, March 1997 Notes or Securities tendered in an Offer to Purchase made as a result of a Change of Control.

                  (b) For purposes of determining any particular amount of Indebtedness under this Section 4.03, Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this Section 4.03, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, WCI, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

                  (c)  WCI  will  not,  and  will  not  permit  any   Restricted
Subsidiary  to,  Incur  any  Guarantee  of  Indebtedness  of  any   Unrestricted
Subsidiary.

                  SECTION 4.04. Limitation on Restricted Payments. WCI will not, and will not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on its Capital Stock (other than dividends or distributions payable solely in shares of its or such Restricted Subsidiary's Capital Stock (other than Redeemable Stock) held by such holders or in options, warrants or other rights to acquire such shares of Capital Stock) other than such Capital Stock held by WCI or any of its Restricted Subsidiaries (and other than pro rata dividends or distributions on Common Stock of Restricted Subsidiaries); (ii) repurchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of WCI (including options, warrants or other rights to acquire such shares of Capital Stock) held by Persons other than any Wholly Owned Restricted Subsidiaries of WCI; (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of WCI that is subordinated in right of payment to the Equipment Note Guarantee; or (iv) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (i) through (iv) being collectively "Restricted Payments") if, at the time of, and after giving effect to, the proposed Restricted Payment: (A) a Default or Event of Default shall have occurred and be continuing, (B) except with respect to any Investment (other than an Investment consisting of the designation of a Restricted Subsidiary as an Unrestricted Subsidiary), WCI could not Incur at least $1.00 of Indebtedness under the first paragraph of Section
4.03 or (C) the aggregate amount expended for all Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) after the Closing Date shall exceed the sum of (1) 50% of the aggregate amount of the Adjusted Consolidated Net Income (or, if the Adjusted Consolidated Net Income is a loss, minus 100% of such amount) (determined by excluding income resulting from transfers of assets by WCI or a Restricted Subsidiary to an Unrestricted Subsidiary) accrued on a cumulative basis during the period (taken as one accounting period) beginning on the first day of the fiscal quarter immediately following the Closing Date and ending on the last day of the last fiscal quarter preceding the Transaction Date for which reports have been filed pursuant to Section 4.18 plus (2) the aggregate Net Cash Proceeds received by WCI after the Closing Date from the issuance and sale permitted by this Indenture of its Capital Stock (other than Redeemable Stock) to a Person who is not a Subsidiary of WCI, or from the issuance to a Person who is not a Subsidiary of WCI of any options, warrants or other rights to acquire Capital Stock of WCI (in each case, exclusive of any convertible Indebtedness, Redeemable Stock or any options, warrants or other rights that are redeemable at the option of the Holder, or are required to be redeemed, prior to the Stated

Maturity of the Securities) plus (3) an amount equal to the net reduction in Investments (other than reductions in Permitted Investments and other than reductions in Investments made pursuant to clauses (vi) or (vii) of the second paragraph of this Section 4.04) in any Person resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to WCI or any Restricted Subsidiary (except to the extent any such payment is included in the calculation of Adjusted Consolidated Net Income), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investments"), not to exceed the amount of Investments previously made by WCI and its Restricted Subsidiaries in such Person.

                  The foregoing provision shall not be violated by reason of:

                  (i) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph;

                  (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Equipment Note Guarantee, including premium, if any, and accrued and unpaid interest, with the proceeds of, or in exchange for, Indebtedness Incurred under clause
         (iii) of the second paragraph of Section 4.03;

                  (iii) the repurchase, redemption or other acquisition of Capital Stock of WCI (or options, warrants or other rights to acquire such Capital Stock) in exchange for, or out of the proceeds of a substantially concurrent sale of, shares of Capital Stock or options, warrants or other rights to purchase such Capital Stock (in each case other than Redeemable Stock) of WCI;

                  (iv) the making of any other Restricted Payment made by exchange for, or out of the proceeds of, a substantially concurrent sale of, shares of the Capital Stock or options, warrants or other rights to acquire such Capital Stock (in each case other than Redeemable Stock) of the Company;

                  (v) payments or distributions, in the nature of satisfaction of dissenters' rights, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the provisions of this Indenture applicable to mergers, consolidations and transfers of all or substantially all of the property and assets of WCI;

                    (vi) Investments,  not to exceed $15,000,000 at any one time outstanding;

                    (vii) Investments, not to exceed $15,000,000 at any one time outstanding, in entities, substantially all of the assets of which consist of Telecommunications Assets;

                  (viii) (A) cash payments in lieu of the issuance of fractional shares of Common Stock upon conversion (including mandatory conversion) of the Convertible Notes provided for in the Convertible Notes Indenture and (B) cash payments on the Convertible Notes required to be made under Section 4.12 and Section 4.13 in the Convertible Notes Indenture (as in effect on the Closing Date);

                  (ix) cash payments in lieu of the issuance of fractional shares of Common Stock of WCI upon conversion of any class of Preferred Stock of WCI; provided, however, that this exception shall not be available with respect to more than two such conversions with respect to any such class of Preferred Stock by any given Affiliate of WCI; and

                  (x) Investments in entities that directly (or indirectly through subsidiaries) own licenses granted by the FCC or any other governmental entity with authority to grant telecommunications licenses; provided, however, that, in each case WCI or a Restricted Subsidiary shall, at the time of making such Investment, have an active role in the management or operation of such entity and in the provision of telecommunications services by such entity;

provided, however, that, except in the case of clauses (i) and (iii) of this paragraph, no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth herein. Any Investments made other than in cash shall be valued, in good faith, by the Board of Directors. Any Investment made pursuant to clause (vi) or (vii) of this paragraph shall be deemed to be no longer outstanding (and repaid in full) if and when the Person in which such Investment is made becomes a Restricted Subsidiary of WCI.

                  Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payment referred to in clause (ii) thereof), and the Net Cash Proceeds from any issuance and sale of Capital Stock referred to in clauses (iii) or (iv) shall be included in calculating whether the conditions of clause (C) of the first paragraph of this Section 4.04 have been met with respect to any subsequent Restricted Payments. In the event the proceeds of an issuance of Capital Stock of WCI are used for the redemption, repurchase or other acquisition of the Securities or Indebtedness that is pari passu with the Equipment Note Guarantee then the Net Cash Proceeds of such issuance shall be included in clause (C) of the first paragraph of this Section
4.04 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of Indebtedness.

                    SECTION  4.05.  Limitation  on  Dividend  and Other  Payment
Restrictions Affecting Restricted Subsidiaries. WCI will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to:

                    (i) pay dividends or make any other distributions  permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned by WCI or any other Restricted Subsidiary;

                    (ii)  pay  any  Indebtedness   owed  to  WCI  or  any  other
               Restricted Subsidiary that owns, directly or indirectly, any Capital Stock of such Restricted Subsidiary;

                    (iii) make loans or advances to WCI or any other  Restricted
               Subsidiary that owns, directly or indirectly, any Capital Stock of such Restricted Subsidiary; or

                    (iv) transfer any of its property or assets to WCI or any other Restricted Subsidiary that owns, directly or indirectly, any Capital Stock of such Restricted Subsidiary.

                  The foregoing provisions shall not prohibit any encumbrances or restrictions:

                  (i) existing on the Issue Date in this Indenture or any other agreement in effect on the Issue Date, and any extensions, refinancings, renewals or replacements of such agreements; provided, however, that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

                  (ii)     existing under or by reason of applicable law;

                  (iii) existing with respect to any Person or the property or assets of such Person acquired by WCI or any Restricted Subsidiary, at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired;

                  (iv) in the case of clause (iv) of the first paragraph of this
         Section 4.05, (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of WCI or any Restricted Subsidiary not otherwise prohibited by this Indenture or (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of WCI or any Restricted Subsidiary in any manner material to WCI or any Restricted Subsidiary; or

                  (v) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary.

Nothing contained in this Section 4.05 shall prevent WCI or any Restricted Subsidiary from (i) restricting the sale or other disposition of property or assets of WCI or any of its Restricted Subsidiaries that secure Indebtedness of WCI or any of its Restricted Subsidiaries or (ii) creating, incurring, assuming or suffering to exist any Liens otherwise permitted under Section 4.09.

                  SECTION 4.06. Limitation on the Issuance of Capital Stock of Restricted Subsidiaries. WCI will not sell, and will not permit any Restricted Subsidiary, directly or indirectly, to issue or sell any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except:

                    (i) to WCI or a Wholly Owned Restricted Subsidiary;

                    (ii) issuances or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law;

                    (iii) if,  immediately  after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary; or

                    (iv) issuances or sales of Common Stock of Restricted Subsidiaries, other than the Telecommunications Subsidiaries, if within six months of each such issuance or sale, WCI or such Restricted Subsidiary applies an amount not less than the Net Cash Proceeds thereof (if any) in accordance with clause (A) or
               (B) of the first paragraph of Section 4.11.

     SECTION 4.07. Limitation on Issuances of Guarantees by Restricted Subsidiaries. WCI will not permit any Restricted Subsidiary, directly or indirectly, to Guarantee any Indebtedness of WCI ("Guaranteed Indebtedness"), unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee (a
"Subsidiary Guarantee") of payment of the Securities by such Restricted Subsidiary and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against WCI or any other Restricted Subsidiary as a result of any payment by such Restricted
Subsidiary under its Subsidiary Guarantee; provided, however, that this paragraph shall not be applicable to any Guarantee of any Restricted Subsidiary that (x) existed at the time such Person became a Restricted Subsidiary and (y) was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary. If the Guaranteed Indebtedness [NYCORP2:409141.3:4605B:08/08/97--3:52a]
is (A) pari passu with the Equipment Note Guarantee, then the Guarantee of such Guaranteed Indebtedness shall be pari passu with, or subordinated to, the Subsidiary Guarantee or (B) subordinated to the Equipment Note Guarantee then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Equipment Note Guarantee.

                  Notwithstanding the foregoing, any Subsidiary Guarantee by a Restricted Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of WCI of all of WCI's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee.

                  SECTION 4.08. Limitation on Transactions with Shareholders and Affiliates. WCI will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 5% or more of any class of Capital Stock of WCI or with any Affiliate of WCI or any Restricted Subsidiary, except upon fair and reasonable terms no less favorable to WCI or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate.

                  The foregoing limitation does not limit, and shall not apply to (i) transactions (A) approved by a majority of the disinterested members of the Board of Directors or (B) for which WCI or a Restricted Subsidiary delivers to the Trustee a written opinion of a nationally recognized investment banking firm stating that the transaction is fair to WCI or such Restricted Subsidiary from a financial point of view; (ii) any transaction solely between WCI and any of its Wholly Owned Restricted Subsidiaries or solely between Wholly Owned Restricted Subsidiaries; (iii) the payment of reasonable fees to directors of WCI who are not employees of WCI; (iv) any payments or other transactions pursuant to any tax-sharing agreement between WCI and any other Person with which WCI files a consolidated tax return or with which WCI is part of a consolidated group for tax purposes; or (v) any Restricted Payments not prohibited by the provisions of Section 4.04 (other than pursuant to clause (iv) of the definition of "Permitted Investment" or clause (vi) of the second paragraph of Section 4.04). Notwithstanding the foregoing, any transaction covered by the first paragraph of this Section 4.08 and not covered by clauses
(ii) through  (iv) of this  paragraph,  the  aggregate  amount of which  exceeds
$250,000 in value, must be approved or determined to be fair in the manner provided for in clause (i)(A) or (B) above.

                  SECTION 4.09. Limitation on Liens. WCI will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien on any of its assets or properties of any character, or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary (collectively, "Protected Property"), without making effective provision for the Equipment Note Guarantee and all other amounts due under this Indenture to be directly secured equally and ratably with (or, if the obligation or liability to be secured by such Lien is subordinated in right of payment to the Equipment Note Guarantee prior to) the obligation or liability secured by such Lien.

                  The foregoing limitation does not apply to:

               (i) Liens existing on the Issue Date;

               (ii) Liens granted after the Issue Date on any assets or Capital Stock of WCI or its Restricted Subsidiaries created in favor of the Holders;

               (iii) Liens with respect to the assets of a Restricted Subsidiary granted by such Restricted Subsidiary to WCI or a Wholly Owned Restricted Subsidiary to secure Indebtedness owing to WCI or such other Restricted Subsidiary;

               (iv) Liens securing Indebtedness which is Incurred to refinance secured Indebtedness which is permitted to be Incurred under clause
          (iii) of the second paragraph of Section 4.03; provided, however, that such Liens do not extend to or cover any property or assets of WCI or any Restricted Subsidiary other than the property or assets securing the Indebtedness being refinanced;

               (v) Liens securing Indebtedness Incurred pursuant to the first sentence of Section 4.03;

               (vi) purchase money or other Liens upon equipment or inventory acquired or held by WCI or any of its Restricted Subsidiaries taken or obtained by (A) the seller or lessor of such equipment or inventory to secure all or a part of the purchase price or lease payments therefor or (B) the person who makes advances or incurs obligations, thereby giving value to WCI to enable it to purchase or acquire rights in such equipment or inventory, to secure the repayment of all or a part of the advances so made or obligations so incurred; provided, however, that such Liens do not extend to or cover any property or assets of WCI or any Restricted Subsidiary other than the equipment or inventory acquired; or

               (vii) Permitted Liens.

                  SECTION 4.10. Limitation on Sale-Leaseback Transactions. WCI will not, and will not permit any Restricted Subsidiary to, enter into any sale-leaseback transaction involving any of its assets or properties whether now owned or hereafter acquired, whereby WCI or a Restricted Subsidiary sells or transfers such assets or properties and then or thereafter leases such assets or properties or any part thereof or any other assets or properties which WCI or such Restricted Subsidiary, as the case may be, intends to use for substantially the same purpose or purposes as the assets or properties sold or transferred.

                  The foregoing restriction does not apply to any sale-leaseback transaction if:

               (i) the lease is for a period, including renewal rights, of not in excess of three years;

               (ii) the lease secures or relates to industrial revenue or pollution control bonds;

               (iii) the transaction is solely between WCI and any Wholly Owned Restricted Subsidiary or solely between Wholly Owned Restricted Subsidiaries;

               (iv) the assets or properties are sold and leased back within 30 days of the date that the account payable with respect to the acquisition by WCI or any Restricted Subsidiary of such assets or properties is due and payable; or

               (v) WCI or such Restricted Subsidiary, within six months after the sale or transfer of any assets or properties is completed, applies an amount not less than the net proceeds received from such sale in accordance with clause (A) or (B) of the first paragraph of Section 4.11.

                  SECTION 4.11. Limitation on Asset Sales. WCI will not, and will not permit any Restricted Subsidiary to, consummate any Asset Sale, unless
(i) the consideration received by WCI or such Restricted Subsidiary is at least equal to the fair market value of the assets sold or disposed of and (ii) at least 85% of the consideration received consists of cash or Temporary Cash Investments. In the event and to the extent that the Net Cash Proceeds received by WCI or its Restricted Subsidiaries from one or more Asset Sales occurring on or after the Closing Date in any period of 12 consecutive months exceed 10% of Adjusted Consolidated Net Tangible Assets (determined as of the date closest to the commencement of such 12-month period for which a consolidated balance sheet of WCI and its Subsidiaries has been prepared), then WCI shall or shall cause the relevant Restricted Subsidiary to (i) within six months after the date Net Cash Proceeds so received exceed 10% of Adjusted Consolidated Net Tangible Assets (A) apply an amount equal to such excess Net Cash Proceeds to permanently repay unsubordinated Indebtedness of WCI, or Indebtedness of any Restricted
Subsidiary, in each case owing to a Person other than WCI or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A) (or enter into a definitive agreement committing to so invest within six months after the date of such agreement), in property or assets of a nature or type or that are used in a business (or in a company having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, WCI and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) apply (no later than the end of the six-month period referred to in clause (i)) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (i)) as provided in the following paragraph of this Section 4.11. The amount of such excess Net Cash Proceeds required to be applied (or to be committed to be applied) during such six-month period as set forth in clause (i) of the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds."

                  If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Offer to Purchase pursuant to this Section 4.11 totals at least $10,000,000, WCI or the Company must commence, not later than the 15th Business Day after the first day of such month, and consummate an Offer to Purchase from the Holders on a pro rata basis an aggregate principal amount of Securities equal to the Excess Proceeds on such date, at a purchase price equal to 101% of the principal amount of such Securities on such date of purchase, plus accrued and unpaid interest (if any) on such amount to the date of purchase.

                  Notwithstanding the foregoing, the Company will not, and WCI will not permit the Company to, consummate any Asset Sale of Collateral unless
(A) such Asset Sale complies with clause (i) and (ii) of the first paragraph of this Section 4.11 and the Company applies the Net Cash Proceeds from the Asset Sale within 45 days following the receipt of such Net Cash Proceeds to acquire additional Designated Equipment and (B) the Company takes such action as is necessary to vest in the Trustee a security interest in such additional Designated Equipment pursuant to Section 4.22 and the Security Documents.

                  SECTION 4.12. Repurchase of Securities upon a Change of Control. The Company must commence, within 30 days of the occurrence of a Change of Control, and consummate an Offer to Purchase for all the Securities then outstanding, at a purchase price equal to 101% of the principal amount of the Securities on the date of purchase and accrued and unpaid interest (if any) on such amount to the date of purchase. Prior to the mailing of the notice to Holders of Securities commencing such Offer to Purchase, but in any event within 30 days following any Change of Control, WCI covenants to (i) repay in full all indebtedness of WCI and the Company that would prohibit the repurchase of the Securities pursuant to such Offer to Purchase or (ii) obtain any requisite consents under instruments governing any such indebtedness of WCI and the Company to permit the repurchase of the Securities. WCI shall first comply with the covenant in the preceding sentence before the Company shall repurchase Securities pursuant to this Section 4.12.

                  WCI may not repurchase any subordinated obligations, including the Convertible Notes, until the Company has repurchased all Securities tendered pursuant to the Offer to Purchase Securities as a result of such Change of Control. However, if WCI is unable to repay all of its Indebtedness that would prohibit repurchase of the Securities or is unable to obtain the consents of the holders of Indebtedness, if any, outstanding at the time of a Change of Control whose consent would be so required to permit the repurchase of Securities of WCI or the Company or otherwise fail to purchase any Securities validly tendered, then WCI and the Company will have breached such covenant. This breach will constitute an Event of Default under this Indenture if it continues for a period of 30 consecutive days after written notice is given to WCI and the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities outstanding. In addition, the failure by the Company to repurchase Securities at the conclusion of the Offer to Purchase will constitute an Event of Default without any waiting period or notice requirements.

                  SECTION 4.13. Existence. Subject to Articles Four and Five of this Indenture, WCI will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Restricted Subsidiaries in accordance with the respective organizational documents of WCI and each such Subsidiary and the rights (whether pursuant to charter, partnership certificate, agreement, statute or otherwise), material licenses and franchises of WCI and each such Subsidiary; provided, however, that WCI shall not be required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary (other than of WCI), if the maintenance or preservation thereof is no longer desirable in the conduct of the business of WCI and its Restricted Subsidiaries taken as a whole. In addition, WCI agrees to take such actions, within a reasonable time after the Issue Date (and in any event prior to any proceeding initiated regarding the dissolution of WCI), as may be necessary to ensure that it shall be in good standing under the laws of the jurisdiction of its incorporation.

                  SECTION 4.14. Payment of Taxes and Other Claims. WCI will pay or discharge and shall cause each of its Subsidiaries to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon (a) WCI or any such Subsidiary, (b) the income or profits of any such Subsidiary which is a corporation or (c) the property of WCI or any such Subsidiary and
(ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of WCI or any such Subsidiary; provided, however, that WCI shall not be required to pay or discharge, or cause to be paid or discharged, any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.

                  SECTION 4.15. Maintenance of Properties and Insurance. WCI will cause all properties used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries, to be maintained and kept in reasonable condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of WCI may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.15 shall prevent WCI or any such Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of WCI, desirable in the conduct of the business of WCI or such Subsidiary.

                  WCI will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, product liability insurance and public liability insurance, with reputable insurers or with the government of the United States of America, or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry in which WCI or such Restricted Subsidiary, as the case may be, is then conducting business.

                  SECTION 4.16. Notice of Defaults. In the event that WCI or the Company becomes aware of any Default or Event of Default, WCI or the Company, as the case may be, promptly after it becomes aware thereof, will give written notice thereof to the Trustee.

                  SECTION 4.17. Compliance Certificates. (a) Each of WCI and the Company shall deliver to the Trustee, within 90 days after the end of WCI's fiscal year, an Officers' Certificate stating whether or not the signers know of any Default or Event of Default that occurred during such fiscal year. Such certificates shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of WCI and the Company that a review has been conducted of the activities of WCI, the Company and the Restricted Subsidiaries and WCI's, the Company's and the Restricted Subsidiaries' performance under this Indenture and that, to the best knowledge of such officer, each of WCI and the Company has complied with all conditions and covenants under this Indenture. For purposes of this Section 4.17, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status.

                  (b) WCI shall (to the extent not prohibited by applicable accounting rules) deliver to the Trustee, within 90 days after the end of its fiscal year, a certificate signed by WCI's independent certified public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, (ii) that they have read the most recent Officers' Certificate delivered to the Trustee pursuant to paragraph (a) of this Section 4.17 and
(iii) whether, in connection with their audit examination, anything came to their attention that caused them to believe that WCI or the Company, as the case may be, was not in compliance with any of the terms, covenants, provisions or conditions of Article Four and Section 5.01 of this Indenture as they pertain to accounting matters and, if any

Default or Event of Default has come to their attention, specifying the nature and period of existence thereof; provided, however, that such independent certified public accountants shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards in effect at the date of such examination.

                  (c) Within 90 days after the end of WCI's fiscal year, WCI shall deliver to the Trustee a list of all Significant Subsidiaries. The Trustee shall have no duty with respect to any such list except to keep it on file and available for inspection by the Holders.

                  SECTION 4.18. SEC Reports and Reports to Holders. Whether or not WCI is required to file reports with the SEC, if any Securities are outstanding, WCI shall file with the SEC all such reports and other information as it would be required to file with the SEC by Sections 13(a) or 15(d) under the Exchange Act. WCI shall supply the Trustee and each Holder of Securities or shall supply to the Trustee for forwarding to each such Holder, without cost to the Trustee or such Holder, copies of such reports or other information.

                  SECTION 4.19. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

               SECTION 4.20. Limitation on the Company's Business Activities. The Company shall not, and WCI shall not permit the Company to,

               (i)  Incur  any  Indebtedness   other  than  the  Securities  and
          refinancing thereof permitted under Section 4.03; or

               (ii) engage in any business activities other than (A) the activities contemplated in Sections 4.21 and 4.22, (B) leasing Designated Equipment and (C) activities incidental to the activities described in clauses (A) and (B) of this clause (ii).

                  SECTION 4.21. Use of Proceeds. The Company shall, and WCI shall cause the Company to, apply the gross proceeds received by the Company from the sale of the Securities to acquire Designated Equipment, including the payment of the purchase price therefor and shipping, handling, storage, transportation, testing and insurance charges, design, integration and site preparation expenses and installation and service/warranty costs associated with the acquisition of any Designated Equipment (collectively, "Acquisition Costs"). On the Issue Date, the Company shall acquire Designated Equipment having an Acquisition Cost of at least $2.5 million. Any gross proceeds not applied on the Issue Date to acquire Designated Equipment pursuant to this Section 4.21 shall be invested by the Company in Temporary Cash Investments pending application of such gross proceeds to acquire Designated Equipment (or application of such gross proceeds pursuant to Section
3.02 of the Securities).

                  SECTION 4.22. Purchase Money Security Interests. Upon the acquisition by the Company of Designated Equipment, the Company shall, and WCI shall cause the Company to, take such action as is required to vest in the Trustee a security interest in such Designated Equipment, for the benefit of the Holders of Securities, and thereupon all provisions of this Indenture and the Security Documents relating to Collateral shall be deemed to relate to and include such Designated Equipment. On the Issue Date and from time to time if requested by the Trustee, the Company shall, and WCI shall cause the Company to, execute such security instruments and financing statements as may be reasonably necessary to vest in the Trustee such security interests. In addition, with respect to any telecommunications switch that constitutes Designated Equipment acquired pursuant to Section 4.21, the Company shall post a notice on, or in the location housing, such telecommunications switch, identifying the Company as the owner of such telecommunications switch and stating that such telecommunications switch is subject to the security interest under this Indenture and the Security Documents.

                  SECTION 4.23. Impairment of Security Interest. The Company shall, and WCI shall cause the Company to, on or prior to the date that is four business days following the Issue Date, file UCC-1s in each state in the United States covering all Designated Equipment acquired by the Company pursuant to
Section 4.21, and to file such UCC-3 continuation statements from time to time as may be necessary to continue to vest in the Trustee the security interest in such Designated Equipment, and the Company shall not, and WCI shall not and shall not permit any of its Subsidiaries to, grant to any Person (other than the Collateral Agent on behalf of Holders of the Securities) any security interest in the Collateral.

               SECTION 4.24. Ownership of the Company. WCI shall at all times own all the Capital Stock of the Company.

                                  ARTICLE FIVE
                              SUCCESSOR CORPORATION

                  SECTION 5.01. When WCI or the Company May Merge, Etc. (a) WCI shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person (other than a consolidation or merger with or into a Wholly Owned Restricted Subsidiary with a positive net worth; provided, however, that, in connection with any such merger or consolidation, no consideration (other than Common Stock in the surviving Person or WCI) shall be issued or distributed to the stockholders of WCI) or permit any Person to merge with or into WCI unless:

               (i) WCI shall be the continuing Person, or the Person (if other than WCI) formed by such consolidation or into which WCI is merged or that acquired or leased such property and assets of WCI shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of WCI on all of the Securities and under this Indenture;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) immediately after giving effect to such transaction on a pro forma basis, WCI or any Person becoming the successor obligor of the Securities shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of WCI immediately prior to such transaction;

               (iv) immediately after giving effect to such transaction on a pro forma basis WCI, or any Person becoming the successor obligor of the Securities could Incur at least $1.00 of Indebtedness under the first paragraph of Section 4.03; and

               (v) WCI delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with clauses (iii) and, if applicable, (iv)) and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with the provisions of this Section
          5.01 and that all conditions precedent provided for herein relating to such transaction have been complied with;

provided, however, that clauses (iii) and (iv) above do not apply if, in the good faith determination of the Board of Directors of WCI, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of WCI; provided further, however, that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

                  (b) The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease (other than in the ordinary course of business) or otherwise dispose of all or substantially all of its property and assets to, any Person or permit any Person to merge with and into the Company unless: (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Securities and under this Indenture;
(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) the Company delivers to the Trustee an Officers' Certificate and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with.

                  SECTION 5.02. Successor Substituted. Upon any consolidation or merger, or any sale, conveyance, transfer or other disposition of all or substantially all of the property and assets of WCI or the Company, as the case may be, in accordance with Section 5.01 of this Indenture, the successor Person formed by such consolidation or into which WCI or the Company, as the case may be, is merged or to which such sale, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, WCI or the Company, as the case may be, under this Indenture with the same effect as if such successor Person had been named as WCI or the Company, as the case may be, herein.


                                   ARTICLE SIX
                              DEFAULT AND REMEDIES

               SECTION 6.01. Events of Default. An "Event of Default" shall occur with respect to the Securities if:

               (a) the Company defaults in the payment of the principal of (or premium, if any, on) any Security when the same becomes due and payable upon acceleration, redemption or otherwise;

               (b) the Company defaults in the payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

                  (c) the Company or WCI defaults in the performance of or breaches any other covenant or agreement of the Company or WCI contained in this Indenture or under the Securities or the Security Documents and such default or breach continues for a period of 30 consecutive days after written notice to the Company and WCI by the Trustee or the Holders of 25% or more in aggregate principal amount of the Securities;

                  (d) there occurs with respect to any issue or issues of Indebtedness of WCI, or any Significant Subsidiary having an outstanding principal amount of $25,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

                  (e) any final judgment or order (not covered by insurance) for the payment of money in excess of $25,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against WCI or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $25,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (f) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of WCI or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of WCI or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                  (g) WCI or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI any Significant Subsidiary or (iii) effects any general assignment for the benefit of creditors;

                  (h) any of the provisions of this Indenture relating to the Security Documents or the Security Documents shall cease to be in full force and effect or shall cease to give the secured parties the Liens, rights, powers and privileges purported to be created thereby; or

                  (i) the Equipment Note Guarantee shall cease to be in full force and effect (other than in accordance with its terms) or the Guarantor shall deny or disaffirm its obligations under the Equipment Note Guarantee.

                  SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in clause (f) or (g) of Section 6.01 that occurs with respect to the Company or WCI) occurs and is continuing under this Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities, then outstanding, by written notice to the Company and WCI (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest on the Securities to be immediately due and payable. Upon a declaration of acceleration, such principal, premium, if any, and accrued interest shall be immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in clause (d) of Section 6.01 has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (d) shall be remedied or cured by the Company, WCI or the relevant Significant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto. If an Event of Default specified in clause (f) or (g) of
Section 6.01 occurs with respect to the Company or WCI, the principal of, premium, if any, and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration, but before a judgment or decree for the payment of the money due has been obtained by the Trustee, the Holders of at least a majority in principal amount of the outstanding Securities by written notice to the Company, WCI and to the Trustee, may waive all past Defaults and rescind and annul such declaration of acceleration and its consequences if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Securities, (iii) the principal of and premium, if any, on any Securities that have become due otherwise than by such declaration or occurrence of acceleration and interest thereon at the rate prescribed therefor by such Securities, and
(iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate prescribed therefor by such

Securities, (b) all existing Events of Default, other than the nonpayment of the principal of, premium, if any, and accrued interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived and (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

                  SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities, the Security Documents or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

                  SECTION 6.04. Waiver of Past Defaults. Subject to Sections 6.02, 6.07 and 9.02, the Holders of at least a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may waive all past Defaults and Events of Default and rescind and annul a declaration of acceleration (except a Default in the payment of principal of, premium, if any, or interest on any Security as specified in clause (a) or (b) of Section 6.01 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the holder of each outstanding Security affected) if (i) all existing Events of Default, other than the nonpayment of principal of, premium, if any, or interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived and
(ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 6.05. Control by Majority. The Holders of at least a majority in aggregate principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, however, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Securities pursuant to this Section 6.05.

               SECTION 6.06. Limitation on Suits. A Holder or Holders may not institute any proceeding, judicial or otherwise, with respect to this Indenture, the Security Documents or the

Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder or Holders have previously given to the Trustee written notice of a continuing Event of Default;

               (ii) the Holders of at least 25% in aggregate principal amount of outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

               (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities have not given the Trustee a direction that is inconsistent with such written request.

                  For  purposes  of  Section  6.05 of this  Indenture  and  this
Section 6.06, the Trustee shall comply with TIA Section 316(a) in making any determination of whether the Holders of the required aggregate principal amount of outstanding Securities have concurred in any request or direction of the Trustee to pursue any remedy available to the Trustee or the Holders with respect to this Indenture or the Securities or otherwise under the law.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

                  SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, or interest on such Holder's Security on or after the respective due dates expressed on such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.08. Collection Suit by Trustee. If an Event of Default in payment of principal, premium or interest specified in clause (a),
(b) or (c) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor of the Securities for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal, premium, if any, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate specified in the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor of the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 6.10. Priorities. If the Trustee holds or collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

               First: to the Trustee for all amounts due under Section 7.07 and to the Collateral Agent for all amounts due under the Security Documents;

               Second: to Holders for amounts then due and unpaid for principal of, premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

               Third: to the Company or any other obligors of the Securities, as their interests may appear, or as a court of competent jurisdiction may direct.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this
Section 6.10.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 of this Indenture, or a suit by Holders of more than 10% in principal amount of the outstanding Securities.

                  SECTION 6.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding has been instituted.

                  SECTION  6.13.  Rights  and  Remedies  Cumulative.  Except  as
otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 6.14. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                  ARTICLE SEVEN
                                     TRUSTEE

                  SECTION 7.01. General. The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article Seven.

               SECTION 7.02. Certain Rights of Trustee. Subject to TIA Sections 315(a) through (d):

                  (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document and may in good faith conclusively rely as to the truth of the statements and the correctness of the opinions therein;

                  (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate, opinion and/or an accountants' certificate;

                  (iii) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care;

                  (iv) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Security Documents at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (v) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; provided, however, that the Trustee's conduct does not constitute negligence or bad faith;

                  (vi) whenever in the administration of this Indenture the Trustee shall deem it desirable that a fact or circumstance be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate;

                  (vii) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney; and

                  (viii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a written Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a written Board Resolution.

                  SECTION 7.03. Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

                  SECTION 7.04. Trustee's Disclaimer. The Trustee (i) makes no representation as to the validity or adequacy of this Indenture, the Securities or the Collateral, (ii) shall not be accountable for the Company's use or application of the proceeds from the Securities, (iii) shall not be responsible for any statement in the Securities other than its certificate of authentication and (iv) shall not be responsible for the perfection of the Lien granted by the Security Documents in the Collateral.

                  SECTION 7.05. Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is known to a trust officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in TIA Section 313(c) notice of the Default or Event of Default within five Business Days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or the Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                  SECTION 7.06. Reports by Trustee to Holders. Within 60 days after each May 15, beginning with May 15, 1998, the Trustee shall mail to each Holder as provided in TIA Section 313(c) a brief report that complies with TIA
Section 313(a) dated as of such May 15, if required by TIA Section 313(a).

               SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time and upon the Trustee's request such compensation as shall be agreed upon in writing for its services in any capacity hereunder. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by the Trustee; provided, however, that the Trustee shall be under no obligation whatsoever under this Indenture or any other document delivered in connection with the Securities, to advance or expend its own funds. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Securities, including, without limitation, the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Securities.

                  To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, and interest on particular Securities.

                  If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (f) or (g) of Section 6.01, the expenses and the compensation for the services are intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable federal or state law for the relief of debtors.

                  SECTION 7.08. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this
Section 7.08.

                  The Trustee may resign at any time by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the consent of the Company. The Company may at any time remove the Trustee, by Company Order given at least 30 days prior to the date of the proposed removal.

                  If the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company. If the successor Trustee does not deliver its written acceptance required by the next succeeding paragraph of this Section 7.08 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, either subject to the lien provided in
Section 7.07 or less amounts retained by the retiring Trustee to satisfy amounts owed to it pursuant to the terms of this Indenture, including but not limited to
Section 7.07 hereof, as the retiring Trustee determines, (i) the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

                  If the Trustee is no longer eligible under Section 7.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  The Company shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  Notwithstanding  replacement  of the Trustee  pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue indefinitely for the benefit of the retiring Trustee.

                  SECTION 7.09. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

                  SECTION 7.10. Eligibility. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

                  SECTION 7.11. Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article Eight of this Indenture.

                  SECTION 7.12. Withholding Taxes. The Trustee, as agent for the Company, shall exclude and withhold from each payment of principal and interest and other amounts due hereunder or under the Securities any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Securities, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Securities, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each Holder of a Security appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Holders may reasonably request from time to time.


                                  ARTICLE EIGHT
                             DISCHARGE OF INDENTURE

               SECTION 8.01. Termination of Company's Obligations. Except as otherwise provided in this Section 8.01, the Company may terminate its obligations under the Securities and this Indenture if:

                  (i) all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities that have been replaced or Securities that are paid pursuant to Section 4.01 or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in
         Section 8.05) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                  (ii) (A) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (B) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal, premium, if, any, and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (C) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound and
         (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of

         Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  With respect to the foregoing clause (i), the Company's obligations under Section 7.07 shall survive. With respect to the foregoing clause (ii), the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.11, 4.01, 4.02, 7.07, 7.08, 8.04, 8.05 and 8.06 shall survive until the
Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.05 and 8.06 shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations, as the case may be, under the Securities and this Indenture except for those surviving obligations specified above.

                  SECTION 8.02. Defeasance and Discharge of Indenture. The Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities (including the provisions of Article Eleven by which the Securities are secured by Collateral and Article Ten by which the Securities are Guaranteed by the Equipment Note Guarantee) on the 123rd day (or, to the extent applicable under clause (D) below, one year) after the date of the deposit referred to in clause (A) of this Section 8.02 if:

                  (A) with reference to this Section 8.02, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 of this Indenture) and conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities, and dedicated solely to, the benefit of the Holders, in and to (1) money in an amount, (2) U.S. Government Obligations that, through the payment of interest, premium, if any, and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (A), money in an amount or (3) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and accrued interest on the outstanding Securities at the Stated Maturity or earlier optional redemption of such principal or interest; provided, however, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities;

                  (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (C) immediately after giving effect to such deposit on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit; and no Default or Event of Default shall occur during the period ending on the 123rd day (or one year) after such date of deposit;

                  (D) the Company shall have delivered to the Trustee (1) either
         (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (2) an Opinion of Counsel to the effect that (x) the creation of the defeasance trust does not violate the Investment Company Act of 1940 and (y) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (i) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (ii) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company (a) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (b) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding;

                  (E) if the Securities are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit defeasance and discharge will not cause the Securities to be delisted; and



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                                       60


                  (F) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.02 have been complied with.

                  Notwithstanding the foregoing, prior to the end of the 123-day (or one year) period referred to in clause (D)(2)(y) of this Section 8.02, none of the Company's obligations under this Indenture shall be discharged. Subsequent to the end of such 123-day (or one year) period with respect to this
Section 8.02, the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.11, 4.01, 4.02, 7.07, 7.08, 8.05 and 8.06 shall survive until the
Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.05 and 8.06 shall survive. If and when a ruling from the Internal Revenue Service or an Opinion of Counsel referred to in clause (D)(1) of this Section 8.02 may be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under Section 4.01, then the Company's obligations under such Section 4.01 shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.02.

                  After any such irrevocable deposit, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations in the immediately preceding paragraph. Such acknowledgment shall include, among other things, the fact that payment of the Securities may not be accelerated because of an Event of Default and the Securities will no longer have the benefit of the Security Documents or the Equipment Note Guarantee.

                  SECTION 8.03. Defeasance of Certain Obligations. The Company may omit to comply with any term, provision or condition set forth in clauses
(iii) and (iv) of Section 5.01 and Sections 4.03 through 4.24, and clause (c) of
Section 6.01 with respect to clauses (iii) and (iv) of Section 5.01 and Sections
4.03 through 4.24, and clauses (d), (e), (h) and (i) of Section 6.01 shall be deemed not to be Events of Default and the Securities will no longer have the benefit of the Security Documents or the Equipment Note Guarantee, in each case with respect to the outstanding Securities if:

                  (i) with reference to this Section 8.03, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10) and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities, and dedicated solely to, the benefit of the Holders, in and to (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (i), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and interest on the outstanding Securities on the Stated Maturity or earlier optional redemption of such principal or interest; provided, however, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities;

                  (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

               (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (iv) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (B) the Holders have a valid first-priority security interest in the trust funds, (C) the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance of the obligations referred to in the first paragraph of this Section 8.03 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (D) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of
         Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (1) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (2) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company (x) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise (except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute), (y) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding and (z) no property, rights in property or other interests granted to the Trustee or the Holders in exchange for, or with respect to, such trust funds will be subject to any prior rights of holders of other Indebtedness of the Company or any of its Subsidiaries;

                  (v) if the Securities are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit defeasance and discharge will not cause the Securities to be delisted; and

                  (vi) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.03 have been complied with.

                  SECTION 8.04. Application of Trust Money. Subject to Section 8.06, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01, 8.02 or 8.03, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Securities and this Indenture to the payment of principal of, premium, if any, and interest on the Securities; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 8.05. Repayment to Company. Subject to Sections 7.07, 8.01, 8.02 and 8.03, the Trustee and the Paying Agent shall promptly pay to the Company upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent before being required to make any payment shall cause to be published at the expense of the Company once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 8.01, 8.02 or 8.03, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01, 8.02 or 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S.

Government Obligations in accordance with Section 8.01, 8.02 or 8.03, as the case may be; provided, however, that, if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                  SECTION 8.07. Insiders. With respect to the determination of the Persons constituting beneficial owners of Securities and whether any such Person is an "insider" for purposes of Sections 8.02(D)(2)(y) and 8.03(iv)(D), the Trustee may rely on an Officers' Certificate.


                                  ARTICLE NINE
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 9.01. Without Consent of Holders. The Company, when authorized by resolutions of its Board of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or the consent of any Holder:

               (a) to cure any ambiguity, defect or inconsistency in this Indenture; provided, however, that such amendments or supplements shall not adversely affect the interests of the Holders in any material respect;

               (b) to comply with Article Five;

               (c) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA;

               (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

               (e) to make any change that, in the opinion of the Board of Directors of the Company evidenced by a Board Resolution, does not materially and adversely affect the rights of any Holder.

                  SECTION  9.02.  With  Consent of Holders.  Subject to Sections
6.04 and 6.07 and without prior notice to the Holders, the Company, when authorized by its Board of Directors (as evidenced by a Board Resolution), and the Trustee may amend this Indenture and the Securities with the written consent of the Holders of a majority in principal amount of the Securities then outstanding, and the Holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may waive future compliance by the Company with any provision of this Indenture or the Securities.

                  Notwithstanding the provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

                  (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or adversely affect any right of repayment at the option of any Holder of any Security, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage in principal amount of outstanding Securities the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of this Indenture or certain Defaults and their consequences provided for in this Indenture;

               (iii) waive a Default in the payment of principal of, premium, if any, or interest on, any Security;

                  (iv) modify any of the provisions of this Section 9.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

                  (v)  amend  the  Equipment  Note  Guarantee  or  the  Security
         Documents or otherwise affect the interests of any Holder in the Collateral, in each case in any manner that adversely affects the rights of any Holder or the Trustee.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an  amendment,  supplement  or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                  SECTION 9.03. Revocation and Effect of Consent. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the Security of the consenting Holder, even if notation of the consent is not made on any Security.

However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of its Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Securities.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last two sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies) and only those persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it is of the type described in any of clauses (i) through (v) of Section 9.02. In case of an amendment or waiver of the type described in clauses (i) through (v) of Section 9.02, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder of a Security that evidences the same indebtedness as the Security of the consenting Holder.

                  SECTION 9.04. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder to deliver such Security to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                  SECTION 9.05. Trustee to Sign Amendments, Etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.06. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the TIA as then in effect.

                                   ARTICLE TEN
                            EQUIPMENT NOTE GUARANTEE

                  SECTION 10.01. Guarantee. The Guarantor unconditionally and irrevocably guarantees to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantor, and that the Guarantor will remain bound under this Article Ten notwithstanding any extension or renewal of any Guaranteed Obligation.

                  The Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. The Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or other-

wise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) any change in the ownership of the Guarantor.

                  The Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

                  Except as expressly set forth in Sections 8.02 and 8.03, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

                  The Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, the Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

                  The Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. The Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of the Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed
Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article Six, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Section.

                  The Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

                  SECTION 10.02. Successors and Assigns. This Article Ten shall be binding upon the Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

                  SECTION 10.03. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article Ten shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article Ten at law, in equity, by statute or otherwise.

                  SECTION 10.04. Modification. No modification, amendment or waiver of any provision of this Article Ten, nor the consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.


                                 ARTICLE ELEVEN
                               SECURITY DOCUMENTS

                  SECTION 11.01. Collateral and Security Documents. (a) To secure the due and punctual payment of the obligations of the Company under this Indenture and the Securities, the Grantor, the Trustee and the Collateral Agent have entered into the Security Documents to create the security interests and related matters. The Trustee and the Company hereby acknowledge and agree that the Collateral Agent holds the Collateral in trust for the equal and ratable benefit of the Holders and the Trustee and the other parties secured under the Security Documents pursuant to the terms of the Security Documents.

                  (b) Each Holder, by accepting a Security, authorizes the Collateral Agent to execute and deliver the Security Documents, agrees to all of the terms and provisions of the Security Documents, as the same may be amended from time to time pursuant to the provisions of the Security Documents and this Indenture, and authorizes and directs the Collateral Agent to perform its obligations and exercise its rights under the Security Documents in accordance therewith; provided, however, that if any provisions of the Security Documents limit, qualify or conflict with the duties imposed by the provisions of the TIA, the TIA will control.

                  (c) As set forth in and governed by the Security Documents, the Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Secured Parties (as defined in the Security Agreement) without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale or otherwise, as security for the Secured Obligations (as defined in the Security Agreement). As among the Holders, the Collateral shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other.

                  SECTION 11.02. Release of Collateral. Collateral may be released from the security interest created by the Security Documents at any time or from time to time in accordance with the provisions of the Security Documents. The release of any Collateral from the terms hereof and of the Security Documents or the release of, in whole or in part, the Liens created by the Security Documents, will not be deemed to impair the Lien on the Collateral in contravention of the provisions hereof if and to the extent the Collateral or Liens are released pursuant to the applicable Security Documents and pursuant to the terms of this Article Eleven. The Trustee and each of the Holders acknowledge that a release of Collateral or a Lien strictly in accordance with the terms of the Security Documents and of this Article Eleven will not be deemed for any purpose to be an impairment of the Lien on the Collateral in contravention of the terms of this Indenture. To the extent applicable, the Company and each obligor on the Securities shall cause ss. 314(d) of the TIA relating to the release of property or securities from the Lien hereof and of the Security Documents to be complied with. Any certificate or opinion required by ss. 314(d) of the TIA may be made by an Officer of the Company, except in cases which ss. 314(d) of the TIA requires that such certificate or opinion be made by an independent person.

               SECTION 11.03. Certificates and Opinions. (a) The Company shall deliver to the Trustee:

                  (i) promptly after the execution and delivery of this Indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture and the Security Documents (including financing statements or other instruments) grant to the Secured Parties a security interest in the Collateral to the extent described herein and therein and that filings have been (or, within four Business Days following the Issue Date, will be) made in each of the fifty states of the United States to record the existence of such security interest or stating that in the opinion of such counsel no such action is necessary to make such security interest effective; and

                (ii) on or before March 1 of each year, (A) an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording and re-filing of such of the Security Documents (including financing statements or other instruments) as is necessary to maintain the security interest intended to be created thereby for the benefit of the Securityholders, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such security interest and (B) a Status Certificate (as defined in the Security Agreement) prepared by the Company and current in all respects as of such March 1.

                  (b) The Company shall comply with TIA ss. 314(d), relating to, among other matters, the release of Collateral from the Lien of the Security Documents and Officers' Certificates or other documents regarding fair value of the Collateral, to the extent such provisions are applicable. Any certificate or opinion required by TIA ss. 314(d) may be executed and delivered by an Officer of the Company to the extent permitted by TIA ss. 314(d).

                                 ARTICLE TWELVE
                                  MISCELLANEOUS

               SECTION 12.01. Trust Indenture Act of 1939. This Indenture shall be subject to the provisions of the TIA that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions.

               SECTION 12.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed as follows:

                  if to the Company:

                           WinStar Equipment II Corp.
                           1577 Spring Hill Road
                           Sixth Floor
                           Vienna, Virginia 22182
                           Attention:  General Counsel

                  if to the Guarantor (or WCI):

                           WinStar Communications, Inc.
                           230 Park Avenue
                           New York, New York 10169
                           Attention: Chief Financial Officer

                  if to the Trustee:

                           United States Trust Company of New York
                           114 West 47th Street
                           New York, New York  10036-1532
                           Attention:  Corporate Trust Division

                  The  Company  or  the  Trustee  by  notice  to the  other  may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

                  Any notice or communication mailed to a Holder shall be mailed at the Company's expense to such Holder's address as it appears on the Security Register by first class mail and shall be sufficiently given to such Holder if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, and except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 12.02, it is duly given, whether or not the addressee receives it.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be in writing and filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 12.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (ii) an Opinion of Counsel stating that, in the opinion of such Counsel, all such conditions precedent have been complied with.

                  SECTION 12.04. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

               (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

               SECTION 12.05. Rules by Trustee, Paying Agent or Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

                  SECTION 12.06. Payment Date Other Than a Business Day. If an Interest Payment Date, Redemption Date, Change of Control Payment Date, Excess Proceeds Payment Date, Stated Maturity or date of maturity of any Security shall not be a Business Day, then payment of principal of, premium, if any, or interest on such Security, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Change of Control Payment Date, Excess Proceeds Payment Date, or Redemption Date, or at the Stated Maturity or date of maturity of such Security; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Change of Control Payment Date, Excess Proceeds Payment Date, Redemption Date, Stated Maturity or date of maturity, as the case may be.

                  SECTION 12.07. Governing Law. This Indenture and the Securities shall be governed by the laws of the State of New York, excluding (to the extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

                  SECTION 12.08. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the WCI or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  SECTION 12.09. No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture, or in any of the Securities, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person, as such, of the Company or of any successor Person thereof in such capacity; provided, however, that the foregoing shall not affect WCI's obligations with respect to the Equipment Note Guarantee; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

               SECTION 12.10. Successors. All agreements of WCI and the Company in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

               SECTION 12.11. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               SECTION 12.12. Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.13. Table of Contents, Headings, Etc. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                       WINSTAR EQUIPMENT II CORP.,
                                         as Issuer


                                       By:
                                          ---------------------------
                                           Name:
                                           Title:


                                       WINSTAR COMMUNICATIONS, INC.,
                                         as Guarantor


                                       By:
                                          ---------------------------
                                           Name:
                                           Title:

                                       UNITED STATES TRUST COMPANY OF
                                         NEW YORK, as Trustee


                                       By:
                                          ---------------------------
                                           Name:
                                           Title:

                                                                    EXHIBIT A


               [FACE OF EXCHANGE NOTE OR PRIVATE EXCHANGE NOTE] (1/2)

                           WINSTAR EQUIPMENT II CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

                                                             CUSIP _________
No. R-                                                            $_________




                  WINSTAR EQUIPMENT II CORP., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to __________ , or its registered assigns, the principal sum of ___________________ ($__________) on March 15, 2004.

               Interest Payment Dates: March 15 and September 15, commencing September 15, 1997.

               Regular Record Dates: March 1 and September 1.

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

--------
1. If the Security is to be issued in global form add the Global Securities Legend from Exhibit 1 to the Rule 144A/Regulation S Appendix and the attachment from such Exhibit I caption "[TO BE ATTACHED TO GLOBAL SECURITIES]--SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".

2. If the Security is a Private Exchange Security issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the Restricted Securities Legend from Exhibit I to the Rule 144A/Regulation S Appendix and replace the Assignment Form included in this Exhibit A with Assignment Form included in such Exhibit I.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                                             WINSTAR EQUIPMENT II CORP.


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:


                (Form of Trustee's Certificate of Authentication)

             This is one of the 12 1/2% Guaranteed Senior Secured Notes Due 2004 described in the within-mentioned Indenture.


Date:__________________ , 1997               UNITED STATES TRUST COMPANY OF NEW
                                             YORK, as Trustee


                                             By:
                                                ------------------------------
                                                    Authorized Signatory

            [REVERSE SIDE OF EXCHANGE NOTE OR PRIVATE EXCHANGE NOTE]

                           WINSTAR EQUIPMENT II CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

1.  Principal and Interest.

                  The Company will pay the principal of this Note on March 15, 2004.

                  The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date) on each Interest Payment Date, commencing September 15, 1997.

                  Interest on the Notes will accrue from the most recent Interest Payment Date; provided, however, that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the above, (i) if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the earlier of (x) the date on which all Registration Defaults have been cured and (y) the date on which all Notes become freely transferable by Holders other than Affiliates of the Company without further registration under the Securities Act.

                  The Company shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest.

2.  Method of Payment.

         The Company will pay principal as provided above and interest (except defaulted interest) on the principal amount of the Notes as provided above on each March 15 and September 15 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided, however, that, with respect to the payment of principal, the Company will not make payment to the Holder unless this Note is surrendered to a Paying Agent.

         The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Note (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Note will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the trustee may accept in its discretion).

3.  Paying Agent and Registrar.

                  Initially, United States Trust Company of New York (the "Trustee") will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.  Indenture.

                  The Company issued the Notes under an Indenture dated as of August 1, 1997 (the "Indenture"), among the Company, WinStar Communications, Inc., as guarantor (the "Guarantor"), and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes are secured senior indebtedness of the Company. The Indenture limits the original aggregate principal amount of the Notes to $50,000,000 (subject to Section 2.07 of the Indenture).

5.  Optional Redemption.

                  The Notes will not be redeemable prior to March 15, 2002. Thereafter, the Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time on or after March 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holders' last address as it appears in the Security Register, at the following Redemption Prices (expressed as a percentage of the principal amount of the Notes, plus accrued and unpaid interest, if any, on such amount to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date if redeemed during the 12-month period commencing on March 15 of the years set forth below:

                  Year                                      Redemption Price
                  ----                                      ----------------
                  2002                                          106.250%
                  2003 and thereafter                           103.125%

6.  Mandatory Redemption.

                  In the event that by August 8, 1999, the Company shall not have applied at least $50.0 million to fund the Acquisition Costs of Designated Equipment pursuant to the Indenture ($50.0 million less the amount so applied being herein called the "Unused Equipment Amount"), the Company shall redeem Notes in an aggregate principal amount equal to the Unused Equipment Amount at a Redemption Price of 112.5% of such principal amount, plus accrued and unpaid interest thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The mandatory redemption shall occur no later than August 23, 1999.

                  Selection of the Notes for mandatory redemption will be made on a pro rata basis; provided, however, that no Note of $1,000 in principal amount or less shall be redeemed in part. If any Notes are to be redeemed in part only, a new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

7.  Notice of Redemption.

                  Notice of any optional redemption will be mailed by the Company at least 30 days but not more than 60 days before a Redemption Date, and notice of a mandatory redemption will be mailed by the Company at least 10 Business Days but not more than 15 Business Days before a Redemption Date, in each case, to each Holder of Notes to be redeemed at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be redeemed in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount or integral multiples thereof. On and after the Redemption Date, interest ceases to accrue on Notes (or portions of Notes) called for redemption, unless the Company defaults in the payment of the Redemption Price.

8.  Repurchase upon Change in Control.

                  Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount of such Notes on such date of purchase, plus accrued and unpaid interest, if any, on such amount to the date of purchase (the "Change of Control Payment").

                  A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be sold to the Company in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount at maturity or integral multiples thereof. On and after the Change of Control Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

9.  Guarantee.

                  The Notes are guaranteed on a senior unsubordinated basis by the Guarantor to the extent provided in the Indenture.

10.  Collateral and Security Documents.

                  To secure the due and punctual payment of the principal of, premium if any, and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, the Grantor has granted security interests in the Collateral to the Collateral Agent for the benefit of the Holders of Notes pursuant to the Security Documents.

11.  Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

12.  Persons Deemed Owners.

                  A Holder shall be treated as the owner of a Note for all purposes.

13.  Unclaimed Money.

                  If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

14.  Discharge Prior to Redemption or Maturity.

                  Subject to certain conditions, the Company may terminate some or all of its obligations under the Notes, the Indenture and the Security Documents, and the Guarantor may terminate its obligations under the Equipment Note Guarantee, if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

15.  Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that, in the opinion of the Board of Directors of the Company, does not materially and adversely affect the rights of any Holder.

16.  Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Guarantor and its Restricted Subsidiaries, among other things, to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of their capital stock; make investments or make certain other restricted payments; sell assets; issue or sell stock of Restricted Subsidiaries; enter into transactions with stockholders or affiliates; or, with respect to the Company, to incur any indebtedness other than the Notes; engage in any other business activities; apply the gross proceeds from the sale of the Notes to uses other than the acquisition of Designated Equipment; fail to take action to vest a security interest in the Designated Equipment in the Trustee; fail to file proper UCC-1s and UCC-3s; consolidate, merge or sell all or substantially all of its assets. Within 90 days after the end of the last fiscal quarter of each year, the Company must report to the Trustee on compliance with such limitations.

17.  Successor Persons.

                  Generally, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

18.  Defaults and Remedies.

                  The following events constitute  "Events of Default" under the
Indenture: (a) default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable, upon acceleration, redemption or otherwise; (b) default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; (c) the Company or WCI defaults in the performance of or breaches any other covenant or agreement of the Company or WCI in the Indenture or under the Notes or the Security Documents and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the Notes; (d) there occurs with respect to any issue or issues of Indebtedness of WCI or any Significant Subsidiary having an outstanding principal amount of $25,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; (e) any final judgment or order (not covered by insurance) for the payment of money in excess of $25,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against WCI or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $25,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (f) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of WCI or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) the winding up or liquidation of the affairs of WCI or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (g) WCI or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) effects any general assignment for the benefit of creditors; (h) any of the provisions of the Indenture relating to the Security Documents or the Security Documents shall cease to be in full force and effect or shall cease to give the secured parties the Liens, rights, power and privileges purported to be created thereby; or (i) the Equipment Note Guarantee shall cease to be in full force and effect (other than in accordance with its terms) or the Guarantor shall deny or disaffirm its obligations under the Equipment Note Guarantee.

         If an Event of Default (other than an Event of Default specified in clause (f) or (g) above that occurs with respect to the Company or WCI) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes, then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest, if any, on the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any Restricted Subsidiary occurs and is continuing, the principal amount of the Notes automatically becomes due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

19.  Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

20.  No Recourse Against Others.

                  No incorporator, stockholder, officer, director, employee or controlling person as such, of the Company or of any successor Person thereof in such capacity, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation provided, however, that the foregoing shall not affect the Guarantor's obligations with respect to the Equipment Note Guarantee. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

21.  Authentication.

                  This  Note   shall  not  be  valid   until  the   Trustee   or
authenticating agent signs the certificate of authentication on the other side of this Note.

22.  Holders' Compliance with Registration Rights Agreement.

                  Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

23.  Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

24.  Governing Law.

                  The Indenture and the Notes shall be governed by the laws of the State of New York, excluding (to the extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to WinStar Equipment II Corp., 1577 Spring Hill Road, Sixth Floor, Vienna, Virginia 22182,
Attention: General Counsel.

                                 ASSIGNMENT FORM


I or we assign and transfer this Note to:



Please insert social security or other identifying number of assignee


---------------------------------------------------------------------

---------------------------------------------------------------------


Print or type name, address and zip code of assignee and irrevocably appoint __________________, as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Dated  ____________                     Signed __________________________


(Sign exactly as name appears on the other side of this Note)


Signature Guarantee _________________________(3)

--------
3. The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you wish to have this Note purchased by the Company  pursuant to Section
4.11 or Section 4.12 of the Indenture, check the Box:   |_|

     If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, state the amount (in principal amount):
$__________________

Date: _________________

Your Signature: _____________________________________________________________
             (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:  ___________________________(4)



--------
4. The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

                                               RULE 144A/REGULATION S APPENDIX



        FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE
         144A, INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7)) AND TO CERTAIN PERSONS IN OFFSHORE
                    TRANSACTIONS IN RELIANCE ON REGULATION S.

                   PROVISIONS RELATING TO INITIAL SECURITIES,
                           PRIVATE EXCHANGE SECURITIES
                             AND EXCHANGE SECURITIES

         1. Definitions

         1.1  Definitions

         For the purposes of this Appendix the following terms shall have the meanings indicated below:

                  "Definitive Security" means a certificated Initial Security bearing the restricted securities legend set forth in Section 2.3(d) and which is held by an IAI in accordance with Section 2.1(c).

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Exchange Securities" means the 12 1/2% Guaranteed Senior Secured Notes Due 2004 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the Registration Rights Agreement.

                  "IAI"  means  an   institutional   "accredited   investor"  as
described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and Regulation D promulgated thereunder.

                    "Initial   Purchasers"  means  Credit  Suisse  First  Boston
Corporation and BT Securities Corporation.

                  "Initial Securities" means the 12 1/2% Guaranteed Senior Secured Notes Due 2004, issued under this Indenture on or about the date hereof.

                  "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to each Initial Purchaser, in exchange for the Initial Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.

                  "Private Exchange Securities" means the 12 1/2% Guaranteed Senior Secured Notes Due 2004 to be issued pursuant to this Indenture to the Initial Purchasers in a Private Exchange.

                  "Purchase Agreement" means the Purchase Agreement dated August 8, 1997, among the Company and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

                  "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated August 8, 1997, among the Company, the Guarantor and the Initial Purchasers.

                  "Securities"  means  the  Initial  Securities,   the  Exchange
Securities and the Private Exchange Securities, treated as a single class.

                  "Securities Act" means the Securities Act of 1933.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary), or any successor person thereto and shall initially be the Trustee.

                  "Shelf Registration Statement" means the registration statement issued by the Company, in connection with the offer and sale of Initial Securities or Private Exchange Securities, pursuant to the Registration Rights Agreement.

                  "Transfer Restricted Securities" means Definitive Securities and Securities that bear or are required to bear the legend set forth in Section 2.3(d) hereto.

         1.2  Other Definitions

                                                                 Defined in
     Term                                                         Section:

"Agent Members".....................................................2.1(b)
"Global Security"...................................................2.1(a)
"Regulation S"......................................................2.1(a)
"Rule 144A".........................................................2.1(a)

         2.       The Securities.

         2.1  Form and Dating.

                  The Initial Securities are being offered and sold by the Company pursuant to the Purchase Agreement.

     (a) Global Securities. Initial Securities offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount at maturity of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

     (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (c)  Certificated  Securities.  Except  as  provided  in  this
Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities. Purchasers of Initial Securities who are IAI's and are not QIBs and did not purchase Initial Securities sold in reliance on Regulation S will receive Definitive Securities; provided, however, that upon transfer of such Definitive Securities to a QIB, such Definitive Securities will, unless the Global Security has previously been exchanged, be exchanged for an interest in a Global Security pursuant to the provisions of Section 2.3.

         2.2 Authentication. The Trustee shall authenticate and deliver: (1) Initial Securities for original issue in an aggregate principal amount of $50,000,000 and (2) Exchange Securities or Private Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Securities, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities, Exchange Securities or Private Exchange Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $50,000,000 except as provided in Section 2.07 of this Indenture.

     2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-registrar with a request:

     (x)  to register the transfer of such Definitive Securities; or

     (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                (ii) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                           (A) if such Definitive Securities are being delivered
                  to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Security); or

                           (B)  if  such   Definitive   Securities   are   being
                  transferred to the Company, a certification to that effect (in the form set forth on the reverse of the Security); or

                           (C) if such Definitive Securities are being transferred (w) pursuant to an exemption from registration in accordance with Rule 144; or (x) in reliance on another exemption from the registration requirements of the Securities
                  Act: (i) a certification to that effect (in the form set forth on the reverse of the Secu-

                  rity) and (ii) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

                  (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

             (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

                  (c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                (ii) Notwithstanding any other provisions of this Rule 144A/Regulation S Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

              (iii) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 or
         Section 2.09 of the Indenture prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (d)  Legends.

                  (i) Except as  permitted  by the  following  paragraphs  (ii),
         (iii) and (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) TO THE ISSUER, OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  Each   Definitive   Security  will  also  bear  the  following
additional legend:

                  "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act:

                           (A) in the case of any Transfer  Restricted  Security
                  that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                           (B) in the case of any Transfer  Restricted  Security
                  that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

              (iii) After a transfer of any Initial Securities or Private Exchange Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security or such Private Exchange Security will cease to apply, the requirements requiring any such Initial Security or such Private Exchange Security issued to certain Holders to be issued in global form will cease to apply, and a certificated Initial Security or Private Exchange Security without legends will be available to the transferee of the Holder of such Initial Securities or Private Exchange Securities upon exchange of such transferring Holder's certificated Initial Security or Private Exchange Security or directions to transfer such Holder's interest in the Global Security, as applicable.

                (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will cease to apply and certificated Initial Securities with the Restricted Securities Legend set forth in Exhibit 1 hereto will be available to Holders of such

         Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

                  (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply, and Private Exchange Securities in global form with the Restricted Securities Legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

                  (e) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, the principal amount at maturity of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

               (f) Obligations with Respect to Transfers and Exchanges of Securities.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities, Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

                (ii) No service  charge  shall be made for any  registration  of transfer or  exchange,  but the  Company  may require  payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.08, 4.11, 4.12 and
         9.04 of the Indenture).

              (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) any certificated or Definitive Security selected for redemption in whole or in part pursuant to Article Three of this Indenture, except the unredeemed portion of any certificated or Definitive Security being redeemed in part, or (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

                (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  (g)  No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         2.4  Certificated Securities.

                  (a) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

                  (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depositary to the Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Initial Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(d), bear the Restricted Securities Legend set forth in Exhibit 1 hereto.

                  (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (d) In the event of the occurrence of either of the events specified in Section 2.4(a), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                                                        EXHIBIT I
                                                           to
                                              Rule 144A/REGULATION S APPENDIX


                             [FACE OF INITIAL NOTE]

                           [Global Securities Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR
OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE

REQUIREMENTS OF RULE 144A, (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) TO THE ISSUER, OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           WINSTAR EQUIPMENT II CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

                                                           CUSIP
No. QIB-                                                        $___________



                  WINSTAR EQUIPMENT II CORP., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to __________ , or its registered assigns, the principal sum of ____________ ($_____) on March 15, 2004.

                  Interest Payment Dates: March 15 and September 15, commencing September 15, 1997.

                  Regular Record Dates:  March 1 and September 1.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                                       WINSTAR EQUIPMENT II CORP.


                                       By:
                                          --------------------------------
                                         Name:
                                         Title:


                (Form of Trustee's Certificate of Authentication)

               This is one of the 12 1/2% Guaranteed Senior Secured Notes Due 2004 described in the within-mentioned Indenture.


Date: _______________ , 1997           UNITED STATES TRUST COMPANY
                                       OF NEW YORK, as Trustee


                                       By:
                                          ---------------------------------
                                                  Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                           WINSTAR EQUIPMENT II CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

1.  Principal and Interest.

                  The Company will pay the principal of this Note on March 15, 2004.

                  The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date) on each Interest Payment Date, commencing September 15, 1997.

                  Interest on the Notes will accrue from the most recent Interest Payment Date; provided, however, that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the above, (i) if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the earlier of (x) the date on which all Registration Defaults have been cured and (y) the date on which all Notes become freely transferable by Holders other than Affiliates of the Company without further registration under the Securities Act.

                  The Company shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest.

2.  Method of Payment.

         The Company will pay principal as provided above and interest (except defaulted interest) on the principal amount of the Notes as provided above on each March 15 and September 15 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided, however, that, with respect to the payment of principal, the Company will not make payment to the Holder unless this Note is surrendered to a Paying Agent.

         The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Note (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Note will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the trustee may accept in its discretion).

3.  Paying Agent and Registrar.

                  Initially, United States Trust Company of New York (the "Trustee") will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.  Indenture.

                  The Company issued the Notes under an Indenture dated as of August 1,1997 (the "Indenture"), among the Company, WinStar Communications, Inc., as guarantor (the "Guarantor") and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes are secured senior indebtedness of the Company. The Indenture limits the original aggregate principal amount of the Notes to $50,000,000 (subject to Section 2.07 of the Indenture).

5.  Optional Redemption.

                  The Notes will not be redeemable prior to March 15, 2002. Thereafter, the Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time on or after March 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holders' last address as it appears in the Security Register, at the following Redemption Prices (expressed as a percentage of the principal amount of the Notes, plus accrued and unpaid interest, if any, on such amount to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date if redeemed during the 12-month period commencing on March 15 of the years set forth below:

                      Year                             Redemption Price
                     ------                            -----------------
                      2002                                  106.250%
                      2003 and thereafter                   103.125%

6.  Mandatory Redemption.

                  In the event that by August 8, 1999, the Company shall not have applied at least $50.0 million to fund the Acquisition Costs of Designated Equipment pursuant to the Indenture ($50.0 million less the amount so applied being herein called the "Unused Equipment Amount"), the Company shall redeem Notes in an aggregate principal amount equal to the Unused Equipment Amount at a redemption price of 112.5% of such principal amount, plus accrued and unpaid interest thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The mandatory redemption shall occur no later than August 23, 1999.

                  Selection of the Notes for mandatory redemption will be made on a pro rata basis; provided, however, that no Note of $1,000 in principal amount or less shall be redeemed in part. If any Notes are to be redeemed in part only, a new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

7.  Notice of Redemption.

                  Notice of any optional redemption will be mailed by the Company at least 30 days but not more than 60 days before a Redemption Date, and notice of a mandatory redemption will be mailed by the Company at least 10 Business Days but not more than 15 Business Days before a Redemption Date, in each case, to each Holder of Notes to be redeemed at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be redeemed in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount or integral multiples thereof. On and after the Redemption Date, interest ceases to accrue on Notes (or portions of Notes) called for redemption, unless the Company defaults in the payment of the Redemption Price.

8.  Repurchase upon Change in Control.

         Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount of such Notes on such date of purchase, plus accrued and unpaid interest, if any, on such amount to the date of purchase (the "Change of Control Payment").

         A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be sold to the Company in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount at maturity or integral multiples thereof. On and after the Change of Control Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

9.  Guarantee.

         The Notes are guaranteed on a senior unsubordinated basis by the Guarantor to the extent provided in the Indenture.

10.  Collateral and Security Documents.

         To secure the due and punctual payment of the principal of, premium if any, and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, the Grantor has granted security interests in the Collateral to the Collateral Agent for the benefit of the Holders of Notes pursuant to the Security Documents.

11.  Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

12.  Persons Deemed Owners.

         A Holder shall be treated as the owner of a Note for all purposes.

13.  Unclaimed Money.

         If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

14.  Discharge Prior to Redemption or Maturity.

         Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes, the Indenture and the Security Documents, and the Guarantor may terminate its obligations under the Equipment Note Guarantee, if the Company deposits with the Trustee money or U.S. Government Obligations for payment of principal and interest on the Notes to redemption or maturity, as the case may be.

15.  Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that, in the opinion of the Board of Directors of the Company, does not materially and adversely affect the rights of any Holder.

16.  Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Guarantor and its Restricted Subsidiaries, among other things, to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of their capital stock; make investments or make certain other restricted payments; sell assets; issue or sell stock of Restricted Subsidiaries; enter into transactions with stockholders or affiliates; or, with respect to the Company, to incur any indebtedness other than the Notes; engage in any other business activities; apply the gross proceeds from the sale of the Notes to uses other than the acquisition of Designated Equipment; fail to take action to vest a security interest in the Designated Equipment in the Trustee; fail to file proper UCC-1s and UCC-3s; consolidate, merge or sell all or substantially all of its assets. Within 90 days after the end of the last fiscal quarter of each year, the Company must report to the Trustee on compliance with such limitations.

17.  Successor Persons.

                  Generally, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

18.  Defaults and Remedies.

                  The following events constitute  "Events of Default" under the
Indenture: (a) default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable, upon acceleration, redemption or otherwise; (b) default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; (c) the Company or WCI defaults in the performance of or breaches any other covenant or agreement of the Company or WCI in the Indenture or under the Notes or the Security Documents and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the Notes; (d) there occurs with respect to any issue or issues of Indebtedness of WCI or any Significant Subsidiary having an outstanding principal amount of $25,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; (e) any final judgment or order (not covered by insurance) for the payment of money in excess of $25,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against WCI or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $25,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (f) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of WCI or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) the winding up or liquidation of the affairs of WCI or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (g) WCI or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (i) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) effects any general assignment for the benefit of creditors; (h) any of the provisions of the Indenture relating to the Security Documents or the Security Documents shall cease to be in full force and effect or shall cease to give the secured parties the Liens, rights, power and privileges purported to be created thereby; or (i) the Equipment Note Guarantee shall cease to be in full force and effect (other than in accordance with its terms) or the Guarantor shall deny or disaffirm its obligations under the Equipment Note Guarantee.

         If an Event of Default (other than an Event of Default specified in clause (f) or (g) above that occurs with respect to the Company or WCI) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes, then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest, if any, on the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any Restricted Subsidiary occurs and is continuing, the principal amount of the Notes automatically becomes due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

19.  Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

20.  No Recourse Against Others.

                  No incorporator, stockholder, officer, director, employee or controlling person as such, of the Company or of any successor Person thereof in such capacity, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation provided, however, that the foregoing shall not affect the Guarantor's obligations with respect to the Equipment Note Guarantee. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

21.  Authentication.

                  This  Note   shall  not  be  valid   until  the   Trustee   or
authenticating agent signs the certificate of authentication on the other side of this Note.

22.  Holders' Compliance with Registration Rights Agreement.

                  Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

23.  Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

24.  Governing Law.

         The Indenture and the Notes shall be governed by the laws of the State of New York, excluding (to the extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to WinStar Equipment II Corp., 1577 Spring Hill Road, Sixth Floor, Vienna, Virginia 22182, Attention:
General Counsel.

                                 ASSIGNMENT FORM


I or we assign and transfer this Note to:



Please insert social security or other identifying number of assignee


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Print or type name, address and zip code of assignee and irrevocably appoint ____________________, as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Dated  ____________________            Signed ____________________________




___________________________________________________________________________
      (Sign exactly as name appears on the other side of this Note)


Signature Guarantee ______________________________(1)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which
--------
1. The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)  |_| to the Company; or

     (2)  |_|  pursuant  to  an  effective   registration  statement  under  the
          Securities Act of 1933; or

     (3) |_| inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) |_| outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

     (5) |_| pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.




                                                     ------------------------
                                                       Signature

Signature Guarantee:

---------------------                           --------------------------
Signature must be guaranteed                            Signature

------------------------------------------------------------


              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ________________                        ______________________________
                                                NOTICE: To be executed by
                                                        an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:

                          Amount of decrease in     Amount of increase in     Principal amount of this      Signature of authorized
Date of                   Principal  Amount of this Principal Amount of this  Global Security following      officer of Trustee or
Exchange                  Global Security           Global Security           such decrease or increase)      Securities Custodian


                       OPTION OF HOLDER TO ELECT PURCHASE


     If you wish to have this Note purchased by the Company  pursuant to Section
4.11 or Section 4.12 of the Indenture, check the Box: |_|

     If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, state the amount (in principal amount):
$_______________

Date: _________________

Your Signature: _____________________________________________________________
            (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee: __________________________(2)

--------
2. The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.